ANNEX I


                      FIVE-YEAR REVOLVING CREDIT AGREEMENT

                                      among

                       COMCAST CABLE COMMUNICATIONS, INC.

                                       and

                            AT&T COMCAST CORPORATION

                                       and

                     The Financial Institutions Party Hereto

                         BANC OF AMERICA SECURITIES LLC
                                       and
                           J.P. MORGAN SECURITIES INC.
                         (f/k/a Chase Securities Inc.),
                                       as
                  Joint Lead Arrangers and Joint Book Managers

                            BNY CAPITAL MARKETS, INC.
                                       and
                           SALOMON SMITH BARNEY INC.,
                                 as Co-Arrangers

                             BANK OF AMERICA, N.A.,
                   as Administrative Agent, Swing Line Lender
                                       and
                         Letter of Credit Issuing Lender

                           J.P. MORGAN SECURITIES INC.
                         (f/k/a Chase Securities Inc.),
                              as Syndication Agent

                                 CITIBANK, N.A.
                                       and
                              THE BANK OF NEW YORK,
                           as Co-Documentation Agents

                           Dated as of August 24, 2000

                           Amended and Restated as of
                        the Effective Date Defined Herein

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----
Section

SECTION 1. DEFINITIONS AND ACCOUNTING TERMS.......................................................................1
   1.01     Defined Terms.........................................................................................1
   1.02     Use of Certain Terms.................................................................................16
   1.03     Accounting Terms.....................................................................................16
   1.04     Rounding.............................................................................................16
   1.05     Exhibits and Schedules...............................................................................17
   1.06     References to Agreements and Laws....................................................................17
   1.07     Pro Forma Calculations...............................................................................17
SECTION 2. THE COMMITMENTS AND EXTENSIONS OF CREDIT..............................................................18
   2.01     Amount and Terms of Commitments......................................................................18
   2.02     Borrowings, Conversions and Continuations of Loans...................................................19
   2.03     Letters of Credit....................................................................................19
   2.04     Swing Line Loans.....................................................................................23
   2.05     Prepayments..........................................................................................24
   2.06     Reduction or Termination of Commitments..............................................................25
   2.07     Principal and Interest...............................................................................25
   2.08     Fees.................................................................................................26
   2.09     Computation of Interest and Fees.....................................................................26
   2.10     Making Payments......................................................................................26
   2.11     Funding Sources......................................................................................27
SECTION 3. TAXES, YIELD PROTECTION AND ILLEGALITY................................................................28
   3.01     Taxes................................................................................................28
   3.02     Illegality...........................................................................................28
   3.03     Inability to Determine Eurodollar Rates..............................................................29
   3.04     Increased Cost and Reduced Return; Capital Adequacy..................................................29
   3.05     Breakfunding Costs...................................................................................30
   3.06     Matters Applicable to all Requests for Compensation..................................................30
   3.07     Survival.............................................................................................30
SECTION 4. CONDITIONS PRECEDENT TO EXTENSIONS OF CREDIT..........................................................31
   4.01     [Reserved]...........................................................................................31
   4.02     Conditions to all Extensions of Credit...............................................................31
SECTION 5. REPRESENTATIONS AND WARRANTIES........................................................................31
   5.01     Existence and Qualification; Power; Compliance with Laws.............................................31
   5.02     Power; Authorization; Enforceable Obligations........................................................31
   5.03     No Legal Bar.........................................................................................32
   5.04     Financial Statements; No Material Adverse Effect.....................................................32
   5.05     Litigation...........................................................................................32
   5.06     No Default...........................................................................................32
   5.07     Authorizations.......................................................................................32
   5.08     Taxes................................................................................................32
   5.09     Margin Regulations; Investment Company Act; Public Utility Holding Company Act.......................33
   5.10     ERISA Compliance.....................................................................................33
   5.11     Assets; Liens........................................................................................33
   5.12     Environmental Compliance.............................................................................34
   5.13     Use of Proceeds......................................................................................34
   5.14     Disclosure...........................................................................................34

                                                          i


SECTION 6. AFFIRMATIVE COVENANTS.................................................................................34
   6.01     Financial Statements.................................................................................34
   6.02     Certificates, Notices and Other Information..........................................................35
   6.03     Payment of Taxes.....................................................................................36
   6.04     Preservation of Existence............................................................................36
   6.05     Maintenance of Properties............................................................................36
   6.06     Maintenance of Insurance.............................................................................36
   6.07     Compliance With Laws.................................................................................36
   6.08     Inspection Rights....................................................................................36
   6.09     Keeping of Records and Books of Account..............................................................36
   6.10     Compliance with ERISA................................................................................36
   6.11     Compliance With Agreements...........................................................................37
   6.12     Use of Proceeds......................................................................................37
   6.13     Designation of Unrestricted Companies................................................................37
SECTION 7. NEGATIVE COVENANTS....................................................................................37
   7.01     Liens................................................................................................37
   7.02     Subsidiary Indebtedness..............................................................................38
   7.03     Fundamental Changes..................................................................................39
   7.04     ERISA................................................................................................39
   7.05     Limitations on Upstreaming...........................................................................39
   7.06     Margin Regulations...................................................................................40
   7.07     Financial Covenants..................................................................................40
SECTION 8. EVENTS OF DEFAULT AND REMEDIES........................................................................40
   8.01     Events of Default....................................................................................40
   8.02     Remedies Upon Event of Default.......................................................................42
SECTION 9. ADMINISTRATIVE AGENT..................................................................................43
   9.01     Appointment and Authorization of Administrative Agent................................................43
   9.02     Delegation of Duties.................................................................................44
   9.03     Liability of Administrative Agent....................................................................44
   9.04     Reliance by Administrative Agent.....................................................................44
   9.05     Notice of Default....................................................................................45
   9.06     Credit Decision; Disclosure of Information by Administrative Agent...................................45
   9.07     Indemnification of Administrative Agent..............................................................45
   9.08     Administrative Agent in Individual Capacity..........................................................46
   9.09     Resignation by Administrative Agent..................................................................46
   9.10     Other Agents.........................................................................................46
SECTION 10. MISCELLANEOUS........................................................................................47
   10.01       Amendments; Consents..............................................................................47
   10.02       Requisite Notice; Effectiveness of Signatures and Electronic Mail.................................48
   10.03       Attorney Costs, Expenses and Taxes................................................................49
   10.04       Binding Effect; Assignment........................................................................49
   10.05       Set-off...........................................................................................50
   10.06       Sharing of Payments...............................................................................51
   10.07       No Waiver; Cumulative Remedies....................................................................51
   10.08       Usury.............................................................................................52
   10.09       Counterparts......................................................................................52
   10.10       Integration.......................................................................................52
   10.11       Nature of Lenders' Obligations....................................................................52
   10.12       Survival of Representations and Warranties........................................................52
   10.13       Indemnity by Borrower.............................................................................52
   10.14       Nonliability of Lenders...........................................................................53

                                                         ii


   10.15       No Third Parties Benefitted.......................................................................54
   10.16       Severability......................................................................................54
   10.17       Confidentiality...................................................................................54
   10.18       Headings..........................................................................................55
   10.19       Time of the Essence...............................................................................55
   10.20       Foreign Lenders...................................................................................55
   10.21       Removal and Replacement of Lenders................................................................56
   10.22       Governing Law.....................................................................................56
   10.23       Waiver of Right to Trial by Jury..................................................................57

EXHIBITS

                  Form of

         A        Request for Extension of Credit
         B        Compliance Certificate
         C        Syndicated Loan Note
         D        Assignment and Acceptance
         E        [Reserved]
         F        Swing Line Note
         G        Guarantee Agreement

SCHEDULES

         A        Asset Monetization Transactions
         2.01     Commitments and Pro Rata Shares
         2.03     Existing Letters of Credit
         7.01     Existing Liens
         7.02     Existing Subsidiary Indebtedness

                      FIVE-YEAR REVOLVING CREDIT AGREEMENT
                      ------------------------------------

         This FIVE-YEAR REVOLVING CREDIT AGREEMENT is entered into as of August 24, 2000, and is amended and restated as of the Effective Date defined herein, by and among COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation ("Borrower"), AT&T COMCAST CORPORATION, a Pennsylvania corporation ("Parent"), each lender from time to time party hereto (collectively, "Lenders" and individually, a "Lender") and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender.

                                     RECITAL
                                     -------

         Borrower has requested that Lenders, Swing Line Lender and Issuing Lender provide a revolving line of credit, and Lenders, Swing Line Lender, each Issuing Lender and Administrative Agent are willing to do so on the terms and conditions set forth herein.

         In  consideration  of  the  mutual  covenants  and  agreements   herein
contained, the parties hereto covenant and agree as follows:

                                   SECTION 1.
                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

         1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:


         "Acquisition" means (a) any purchase or other acquisition of assets or series of related purchases or other acquisitions of assets by Parent or any Restricted Subsidiary (including by way of asset or stock purchase, swap or merger) other than from Parent or any Restricted Subsidiary or (b) the designation by Parent of an Unrestricted Subsidiary as a Restricted Subsidiary.

         "Administrative Agent" means Bank of America, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent permitted under the Loan Documents.

         "Administrative Agent's Office" means Administrative Agent's address and, as appropriate, account set forth below its signature to this Agreement, or such other address or account as Administrative Agent hereafter may designate by written notice to Borrower and Lenders.

         "Administrative Agent-Related Persons" means Administrative Agent (including any successor agent), together with its Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Administrative Questionnaire" means, with respect to each Lender, an administrative questionnaire in the form prepared by Administrative Agent and submitted to Administrative Agent (with a copy to Borrower) duly completed by such Lender.

         "Affiliate" means, as to any Person, any other Person that directly or indirectly, is in control of, is controlled by, or is under direct or indirect common control with, such Person.

         "Agreement"  means  this  Five-Year  Revolving  Credit  Agreement,   as
amended, restated, extended, supplemented or otherwise modified in writing from time to time.

         "Annualized EBITDA" means, at any date of determination, EBITDA for the two fiscal quarter periods then most recently ended times two (2); provided that
(x) for the purposes of calculating the Interest Coverage Ratio at December 31, 2002 and March 31, 2003, Annualized EBITDA shall mean EBITDA for the period from the first day of the fiscal quarter in which the Effective Date occurs to such date of determination and (y) for the purposes of calculating the Leverage Ratio at March 31, 2003, Annualized EBITDA shall mean EBITDA for the fiscal quarter then ended times four (4).

         "Annualized Interest Expense" means, at any date of determination, Interest Expense for the two fiscal quarter periods then most recently ended times two (2); provided that for the purposes of calculating the Interest Coverage Ratio at December 31, 2002 and March 31, 2003, Annualized Interest Expense shall mean Interest Expense for the period from the first day of the fiscal quarter in which the Effective Date occurs to such date of determination.

         "Applicable Amount" means the following applicable rate per annum, based upon the applicable Debt Ratings:

                                    Applicable Amount (in basis points per annum)

                  Debt Ratings                         Base        Eurodollar Rate/    Utilization     Utilization
Pricing Level     S&P/Moody's        Facility Fee      Rate       Letters of Credit    Fee (>33.3%)    Fee (>66.7%)
-------------     -----------        ------------      ----       -----------------    ------------    ------------

      1              >A/A2               8.5              0              14.0              12.5            25.0
      2              A-/A3              10.0              0              27.5              12.5            25.0
      3            BBB+/Baa1            12.5              0              50.0              12.5            25.0
      4            BBB/Baa2             15.0              0              72.5              12.5            25.0
      5            BBB-/Baa3            18.0              0              94.5              12.5            25.0
      6         < BBB-/Baa3 or          25.0            37.5            137.50             12.5            25.0
                    unrated

         As used in this definition, "Debt Rating" means, as of any date of determination, the rating as determined by either S&P or Moody's (collectively, the "Debt Ratings") of Parent's senior unsecured non-credit enhanced long-term Indebtedness for borrowed money; provided that, solely for purposes of determining the Applicable Amount, if a Debt Rating is issued by each of S&P and Moody's, then the higher of such Debt Ratings shall apply (with Pricing Level 1 being the highest and Pricing Level 6 being the lowest), unless there is a split in Debt Ratings of more than one level, in which case the level that is one level higher than the lower Debt Rating shall apply. Initially, the Debt Ratings shall be determined from a certificate of a Responsible Officer of Borrower dated the Effective Date. Thereafter, the Debt Ratings shall be determined from the most recent public announcement of any changes in the Debt Ratings. Any change in the Applicable Amount shall become effective on and as of the date of any public announcement of any Debt Rating that indicates a different Applicable Amount. If the rating system of S&P or Moody's shall change, Borrower and Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system and, pending the effectiveness of such amendment (which shall require the approval of Required Lenders), the Debt Rating shall be determined by reference to the rating most recently in effect prior to such change.

         "Applicable Payment Date" means, (a) as to any Eurodollar Rate Loan, the last day of the relevant Interest Period, any date that such Loan is prepaid or Converted in whole or in part and the

Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, interest shall also be paid on the Business Day which falls every three months after the beginning of such Interest Period; and
(b) as to any other Obligations, the last Business Day of each calendar quarter and the Maturity Date, except as otherwise provided herein.

         "Applicable Time" means New York time.

         "Asset Monetization Transactions" has the meaning set forth in the definition of Consolidated Total Indebtedness.

         "Assignment  and   Acceptance"   means  an  Assignment  and  Acceptance
substantially in the form of Exhibit D.

         "Attorney Costs" means the reasonable fees and disbursements of a law firm or other external counsel.

         "Attributable Indebtedness" means, with respect to any Sale-Leaseback Transaction, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such Sale-Leaseback Transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale-Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon payment of a penalty, the Attributable Indebtedness shall be the lesser of the Attributable Indebtedness determined assuming termination on the first date such lease may be terminated (in which case the Attributable Indebtedness shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date on which it may be so terminated) or the Attributable Indebtedness determined assuming no such termination.

         "Bank of America" means Bank of America, N.A.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate in effect for such day plus 1/2 of 1% and
(b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan made hereunder that bears interest based upon the Base Rate.

         "BLR Group" means Brian L. Roberts ("BLR"), a lineal descendant of BLR, the estate of BLR, any trust of which the principal beneficiaries are any one or more of BLR and his lineal descendants and any group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder, as in effect on the date hereof) of which any of the foregoing is a member.

         "Borrower" has the meaning set forth in the introductory paragraph hereto.

         "Borrowing" and "Borrow" each mean a borrowing of Loans hereunder.

         "Broadband" means AT&T Broadband Corp., a Delaware corporation.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Dallas, Texas are authorized or required by law to close, and, if the applicable Business Day relates to a Eurodollar Rate Loan, any such day on which dealings are carried out in the applicable offshore Dollar market.

         "Cable Subsidiary" means a Subsidiary of Parent that (a) operates cable assets or (b) directly or indirectly owns or holds an investment in another Person that operates cable assets.

         "Change of Control" means the occurrence after the consummation of the Transactions of any of the following: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than the BLR Group, of Equity Interests representing more than the greater of (i) 35% and (ii) the percentage owned, directly or indirectly, beneficially or of record, by the BLR Group, of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Parent; (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who were neither (i) nominated by the board of directors of Parent (or by the Nominating Committee of such board) nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of Parent by any Person or group, other than the BLR Group. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

         "Closing Date" means August 24, 2000, the date upon which this Agreement initially became effective.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Commitment" means, for each Lender, the amount set forth opposite such Lender's name on Schedule 2.01, as such amount may be reduced or adjusted from time to time in accordance with the terms of this Agreement (collectively, the "combined Commitments").

         "Compliance Certificate" means a certificate substantially in the form of Exhibit B, properly completed and signed by a Responsible Officer of Parent.

         "Consolidated Total Indebtedness" means, as of any date of determination, the total Indebtedness of Parent and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, but excluding (a) Indebtedness of Parent and its Restricted Subsidiaries arising from (i) the asset monetization transactions set forth on Schedule A and any extensions, renewals or replacements thereof and (ii) any asset monetization transactions which are recourse only to the assets so monetized and are done on substantially similar terms to the asset monetization transactions set forth on Schedule A (collectively, "Asset Monetization Transactions") and (b) the net remaining excess of the fair value over the recorded value of the Indebtedness of Broadband and its Subsidiaries as of the Effective Date.

         "Continuation" and "Continue" mean, with respect to any Eurodollar Rate Loan, the continuation of such Eurodollar Rate Loan as a Eurodollar Rate Loan on the last day of the Interest Period for such Loan.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Conversion" and "Convert" mean, with respect to any Loan, the conversion of such Loan from or into another type of Loan.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

         "Debt Rating" has the meaning set forth in the definition of Applicable Amount.

         "Default" means any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means an interest rate equal to the Base Rate plus 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan (for so long as it is a Eurodollar Rate Loan), the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Amount) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

         "Disposition" means (a) any sale, transfer or other disposition of assets or series of sales, transfers or other disposition of assets by Parent or any Restricted Subsidiary (including by way of asset or stock sale, swap or merger) other than to Parent or any Restricted Subsidiary or (b) the designation by Parent of a Restricted Subsidiary as an Unrestricted Subsidiary.

         "Dollar" and "$" means lawful money of the United States of America.

         "EBITDA" means, with respect to any Person or any income generating assets, for any period, an amount equal to (a) the net income of such Person or generated by such assets adjusted to exclude (i) gains and losses from unusual or extraordinary items and (ii) interest income, plus (b) income or gross receipts taxes (whether or not deferred), Interest Expense, depreciation, amortization and other non-cash charges to income, in each case for such period, minus (c) any cash payments made during such period in respect of any non-cash charges to income accrued during a prior period and added back in determining EBITDA during such prior period pursuant to clause (b) above, plus (d) any restructuring and other nonrecurring charges and expenses directly related to the Transactions incurred prior to June 30, 2004, plus (e) corporate overhead expenses incurred by Parent in an aggregate amount not to exceed $100,000,000 for any fiscal year of Parent.

         "Effective Date" means the date upon which all the conditions precedent in Section 4.01 of the Parent Revolving and Term Credit Agreement have been satisfied or (with the consent of the Administrative Agent) waived, which date shall be at least one Business Day after receipt by Administrative Agent of a written notice from Borrower identifying such date as the anticipated Effective Date (which written notice Administrative Agent will promptly forward to Lenders).

         "Environmental Laws" means all Laws relating to environmental, health, safety and land use matters applicable to any property.

         "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and any regulations issued pursuant thereto, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) any "reportable event," as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Borrower or any ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan; (f) the incurrence by Borrower or any ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Borrower or any ERISA Affiliate of any notice, concerning the imposition of withdrawal liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurodollar Base Rate" has the meaning set forth in the definition of Eurodollar Rate.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by Administrative Agent pursuant to the following formula:

             Eurodollar Rate =              Eurodollar Base Rate
                                ----------------------------------------------
                                    1.00 - Eurodollar Reserve Percentage

                  Where,

                  "Eurodollar Base Rate" means, for such Interest Period:

                  (a) The rate per annum equal to the rate determined by Administrative Agent to be the offered rate that appears on the page of the Telerate screen that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) In the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate reasonably determined by Administrative Agent (after consultation with Borrower) to be the offered rate on such other page or other service that displays an average

         British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (c) In the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by Administrative Agent as the average of the rates of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, Continued or Converted by Administrative Agent in its capacity as a Lender and with a term equivalent to such Interest Period are offered by Reference Banks to major banks in the London interbank Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period. If any Reference Bank does not quote such a rate at the request of Administrative Agent, such average rate shall be determined from the rates of the Reference Banks that quote such a rate; and

                  "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities, which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any category of extensions of credit or other assets, which includes loans by a non-United States office of any Lender to United States residents). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

                  The determination of the Eurodollar Reserve Percentage and the Eurodollar Base Rate by Administrative Agent shall be conclusive in the absence of manifest error.

         "Eurodollar Rate Loan" means a Loan bearing interest based on the Eurodollar Rate.

         "Eurodollar Reserve Percentage" has the meaning set forth in the definition of Eurodollar Rate.

         "Event of Default" means any of the events specified in Section 8.

         "Existing  Letters of Credit" means the letters of credit  described on
Schedule 2.03 that have been issued prior to the Closing Date by the Lenders identified on such Schedule and that are outstanding on the Closing Date.

         "Extension of Credit" means (a) a Borrowing, Conversion or Continuation of Loans and (b) a Letter of Credit Action whereby a new Letter of Credit is issued or which has the effect of increasing the amount of, extending the maturity of, or making a material modification to an outstanding Letter of Credit or the reimbursement of drawings thereunder (collectively, the "Extensions of Credit").

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by Administrative Agent (which determination shall be conclusive in the absence of manifest error).

         "GAAP" means generally accepted accounting principles applied on a consistent basis (but subject to changes approved by Parent's independent certified public accountants).

         "Governmental Authority" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, central bank or public body, including the Federal Communications Commission, (c) any state public utilities commission or other authority and any federal, state, county, or municipal licensing or franchising authority or (d) any court or administrative tribunal.

         "Guarantee Agreement" means the Guarantee Agreement to be executed and delivered by each Guarantor, substantially in the form of Exhibit G.

         "Guarantors" means Parent, MediaOne Group, Inc., AT&T Broadband, LLC, Broadband and each Restricted Subsidiary that becomes a party to the Guarantee Agreement pursuant to Section 7.02(c).

         "Guaranty Obligation" means, as to any Person, any (a) guaranty by such Person of Indebtedness of any other Person or (b) legally binding obligation of such Person to purchase or pay (or to advance or supply funds for the purchase or payment of) Indebtedness of any other Person, or to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or to maintain working capital, equity capital or other financial statement condition of such other Person so as to enable such other Person to pay such Indebtedness; provided, however, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, covered by such Guaranty Obligation or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

         "Indebtedness" means, as to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (e) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Guaranty Obligations of such Person with respect to Indebtedness of others, (g) all capital lease obligations of such Person, (h) all Attributable Indebtedness under Sale-Leaseback Transactions under which such Person is the lessee and (i) all obligations of such Person as an account party in respect of outstanding letters of credit (whether or not drawn) and bankers' acceptances; provided, however, that Indebtedness shall not include (i) trade accounts payable arising in the ordinary course of business and (ii) deferred compensation; provided, further, that in the case of any obligation of such Person which is recourse only to certain assets of such Person, the amount of such Indebtedness shall be deemed to be equal to the lesser of the amount of such Indebtedness or the value of the assets to which such obligation is recourse as reflected on the balance sheet of such Person at the time of the incurrence of such obligation; and provided, further, that the amount of any Indebtedness described in clause (e) above shall be the lesser of the amount of the Indebtedness or the fair market value of the property securing such Indebtedness.

         "Indemnified Liabilities" has the meaning set forth in Section 10.13.

         "Indemnitees" has the meaning set forth in Section 10.13.

         "Interest Coverage Ratio" means, at any date of determination, for Parent and its Restricted Subsidiaries, on a consolidated basis, the ratio of
(a) Annualized EBITDA to (b) Annualized Interest Expense.

         "Interest Expense" means, with respect to any Person or any income generating assets, for any period, an amount equal to, without duplication, (a) all interest on Indebtedness of such Person or properly allocable to such assets, and commitment and facility fees in respect thereof, accrued (whether or not actually paid) during such period, (b) plus the net amount accrued (whether or not actually paid) by such Person or properly allocable to such assets pursuant to any interest rate protection agreement during such period (or minus the net amount receivable (whether or not actually received) by such Person or properly allocable to such assets during such period), (c) minus the amortization of deferred financing fees recorded during such period, (d) minus the amortization of any discount or plus the amortization of any premium (determined as the difference between the present value and the face amount of the subject Indebtedness) recorded during such period, and (e) minus the amortization or plus the accretion recorded during such period of the adjustment of the long-term Indebtedness of Broadband and its Subsidiaries to its fair value as of the Effective Date.

         "Interest Period" means, for each Eurodollar Rate Loan, (a) initially, the period commencing on the date such Eurodollar Rate Loan is disbursed or Continued as, or Converted into, such Eurodollar Rate Loan and (b) thereafter, the period commencing on the last day of the preceding Interest Period, and ending, in each case, on the earlier of (x) the scheduled Maturity Date, or (y) one, two, three, six, or subject to availability to each Lender, 12 months thereafter; provided that:

                  (i) Any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) Any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) Unless Administrative Agent otherwise consents, there may not be more than ten (10) Interest Periods for Eurodollar Rate Loans in effect at any time.

         "IRS" means the United States Internal Revenue Service.

         "Issuing Lender" means each of Bank of America, or any successor issuing lender hereunder, and, with respect to each Existing Letter of Credit, the Lender which is the issuer thereof (but only so long as such Existing Letter of Credit is outstanding).

         "Laws" or "Law" means all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including, if consistent therewith, the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof.

         "Lead Arranger" means each of Banc of America Securities LLC and J.P. Morgan Securities Inc. (f/k/a/ Chase Securities Inc.), in its capacity as a joint lead arranger and joint book manager.

         "Lender" means each lender from time to time party hereto and, as the context requires, Swing Line Lender and each Issuing Lender, and, subject to the terms and conditions of this Agreement, their respective successors and assigns (but not any purchaser of a participation hereunder unless otherwise a party to this Agreement).

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such on its Administrative Questionnaire, or such other office or offices as such Lender may from time to time notify Administrative Agent and Borrower.

         "Letter of Credit" means any letter of credit issued or deemed to be issued hereunder, including the Existing Letters of Credit.

         "Letter of Credit Action" means the issuance, supplement, amendment, renewal, extension, modification or other action relating to a Letter of Credit hereunder.

         "Letter of Credit Application" means an application for a Letter of Credit Action from time to time in use by an Issuing Lender.

         "Letter of Credit Cash Collateral Account" means a blocked deposit account at Bank of America in which Borrower hereby grants a security interest to Administrative Agent as security for Letter of Credit Usage and with respect to which Borrower agrees to execute and deliver from time to time such documentation as Administrative Agent may reasonably request to further assure and confirm such security interest.

         "Letter of Credit Expiration Date" means the date that is five Business Days prior to the Maturity Date.

         "Letter of Credit Sublimit" means an amount equal to the lesser of (a) the combined Commitments minus the aggregate amount of all outstanding Loans and
(b) $175,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the combined Commitments.

         "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn face or available amount of outstanding Letters of Credit plus the aggregate amount of all drawings under the Letters of Credit not reimbursed by Borrower or converted into Loans.

         "Leverage Ratio" means, at any date of determination, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Annualized EBITDA of Parent and its Restricted Subsidiaries, on a consolidated basis.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement (in the nature of compensating balances, cash collateral accounts or security interests), encumbrance, lien (statutory or other), charge, or preference, priority or other security interest (including any conditional sale or other title retention agreement, any financing lease or Sale-Leaseback Transaction having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable; provided that Liens shall not include ordinary and customary contractual set off rights.

         "Loan"  means any advance made by any Lender to Borrower as provided in
Section 2 (collectively, the "Loans").

         "Loan Documents" means this Agreement, the Guarantee Agreement, each Note, each Letter of Credit Application, each Request for Extension of Credit, each Compliance Certificate, each fee letter and each other instrument or agreement from time to time delivered by any Loan Party pursuant to this Agreement.

         "Loan Party" means any of Borrower, Parent and each of Parent's Subsidiaries that is a party to a Loan Document (collectively, the "Loan Parties").

         "Material Acquisition" means any Acquisition (the "Subject Acquisition") (i) made at a time when the Leverage Ratio is in excess of 4.5 to
1.0 or (ii) that has an Annualized Acquisition Cash Flow Value (as defined below) for the period ended on the last day of the fiscal quarter most recently ended that is greater than five percent (5%) of the Annualized EBITDA of Parent and its Restricted Subsidiaries, on a consolidated basis, for the same period. The "Annualized Acquisition Cash Flow Value" is an amount equal to (a) the Annualized EBITDA of the assets comprising the Subject Acquisition less (b) the Annualized EBITDA of any assets disposed of by Parent or any Restricted Subsidiary (other than to Parent or any Restricted Subsidiary) in connection with the Subject Acquisition.

         "Material Adverse Effect" means any set of circumstances or events which (a) has or would reasonably be expected to have a material adverse effect upon the validity or enforceability against Borrower or any Guarantor of any Loan Document or (b) has had or would reasonably be expected to have a material adverse effect on the business, financial condition, assets or results of operation of Parent and its Restricted Subsidiaries, taken as a whole, excluding, in the case of this clause (b), any such set of circumstances or events resulting from or arising in connection with changes in general economic, regulatory or political conditions (it being understood that any changes in the regulation specifically of the industries in which the Restricted Group operate shall not constitute changes in general regulatory conditions for these purposes).

         "Material Disposition" means any Disposition (the "Subject Disposition") (i) made at a time when the Leverage Ratio is in excess of 4.5 to
1.0 or (ii) that has an Annualized Disposition Cash Flow Value (as defined below), for the period ended on the last day of the fiscal quarter most recently ended that is greater than five percent (5%) of the Annualized EBITDA of Parent and its Restricted Subsidiaries, on a consolidated basis, for the same period. The "Annualized Disposition Cash Flow Value" is an amount equal to (a) the Annualized EBITDA of the assets comprising the Subject Disposition less (b) the Annualized EBITDA of any assets acquired by Parent or any Restricted Subsidiary (other than from Parent or any Restricted Subsidiary) in connection with the Subject Disposition.

         "Maturity Date" means (a) August 24, 2005 or (b) such earlier date upon which the combined Commitments may be terminated in accordance with the terms of this Agreement.

         "Merger Agreement" means that certain Agreement and Plan of Merger dated as of December 19, 2001 by and among Parent, AT&T Corp., Comcast
Corporation, Broadband and other related parties, as amended, supplemented or otherwise modified in writing from time to time.

         "Minimum Amount" means, with respect to each of the following actions, the minimum amount and any multiples in excess thereof set forth opposite such action:

            Type of Action                          Minimum Amount                     Multiples in excess
                                                                                             thereof
---------------------------------------- ------------------------------------- -------------------------------------
Borrowing or prepayment of, or                       $10,000,000                            $1,000,000
Conversion into, Base Rate Loans

Borrowing, prepayment or Continuation                $10,000,000                            $1,000,000
of, or Conversion into, Eurodollar
Rate Loans

Borrowing or prepayment of Swing Line                 $1,000,000                               None
Loans

Letter of Credit Action                                 $5,000                                 None

Reduction in Commitments                             $25,000,000                            $5,000,000

Assignments                                          $10,000,000                               None

         "Moody's" means Moody's Investors Service, Inc., or it successor, or if it is dissolved or liquidated or no longer performs the functions of a securities rating agency, such other nationally recognized securities rating agency agreed upon by Borrower and Administrative Agent and approved by Required Lenders.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA.

         "Notes" means, collectively, the Syndicated Loan Notes and the Swing Line Note.

         "Obligations" means all advances to, and debts, liabilities, and obligations of, Borrower arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement of any proceeding under any Debtor Relief Laws by or against Borrower.

         "Outstanding Obligations" means, as of any date, and giving effect to making any Extension of Credit requested on such date and all payments, repayments and prepayments made on such date, (a) when reference is made to all Lenders, the sum of (i) the aggregate outstanding principal amount of all Loans and (ii) all Letter of Credit Usage, and (b) when reference is made to one Lender, the sum of (i) the aggregate outstanding principal amount of all Loans made by such Lender (excluding, in the case of Swing Line Lender, its Swing Line Loans except to the extent provided in clause (iii) below), (ii) such Lender's ratable participation in all Letter of Credit Usage and (iii) such Lender's ratable participation in all outstanding Swing Line Loans.

         "Parent" has the meaning set forth in the introductory paragraph hereto.

         "Parent Revolving and Term Credit Agreement" means that certain Credit Agreement dated April 26, 2002, among Parent, Broadband, certain lenders, certain agents and JPMorgan Chase Bank, as administrative agent.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto established under ERISA.

         "Person"   means  any   individual,   trustee,   corporation,   general
partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture or Governmental Authority.

         "Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "Pro Rata Share" means, with respect to each Lender, the percentage (rounded, if necessary to the ninth decimal place) of the combined Commitments set forth opposite the name of such Lender on Schedule 2.01, as such share may be adjusted as contemplated herein.

         "Reference Banks" means Bank of America, N.A., JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), Citibank, N.A. and The Bank of New York.

         "Reference Statements" means (a) the audited consolidated financial statements of Borrower and its Subsidiaries and of AT&T Broadband Group and its Subsidiaries, in each case for the two most recent fiscal years ended prior to the Effective Date as to which such financial statements are available and (b) the unaudited interim consolidated financial statements of Borrower and its Subsidiaries and of AT&T Broadband Group and its Subsidiaries, in each case for each quarterly period ended subsequent to the date of the latest financial statements described in clause (a) of this definition and prior to the Effective Date as to which such financial statements are available.

         "Register" has the meaning set forth in Section 2.01(c).

         "Request for Extension of Credit" means, unless otherwise specified herein, (a) with respect to a Borrowing, Conversion or Continuation of Loans, a written request substantially in the form of Exhibit A, (b) with respect to a Letter of Credit Action, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, any written or oral notice acceptable to Swing Line Lender, duly completed and signed by a Responsible Officer of Borrower and delivered by Requisite Notice (in the case of a written Request for Extension of Credit).

         "Required Lenders" means, as of any date of determination: (a) if the Commitments are then in effect, Lenders (excluding any Lender that has failed to fund hereunder when the applicable conditions precedent to such funding have been satisfied or waived in accordance herewith, until such failure has been cured) having in the aggregate more than 50% of the combined Commitments (excluding the Commitment of any Lender that has failed to fund hereunder when the applicable conditions precedent to such funding have been satisfied or waived in accordance herewith, until such failure has been cured) then in effect and (b) if the Commitments have then been terminated and there are Outstanding Obligations, Lenders holding Outstanding Obligations aggregating more than 50% of such Outstanding Obligations.

         "Requisite Notice" means a notice delivered in accordance with Section 10.02.

         "Requisite Time" means, with respect to any of the actions listed below, the time and date set forth below opposite such action:

                   Type of Action                       Applicable Time                 Date of Action
                                                        (New York Time)
----------------------------------------------------- -------------------- -----------------------------------------
Delivery of Request for Extension of Credit
for, or notice for:

o        Borrowing or prepayment of Base Rate Loans       11:00 a.m.           Same Business Day as such Borrowing or
                                                                               prepayment

o        Conversion into Base Rate Loans                  11:00 a.m.           Same Business Day as such Conversion

o        Borrowing or prepayment of Swing Line Loans      4:00 p.m.            Same Business Day as such Borrowing or
                                                                               prepayment

o        Borrowing, prepayment or Continuation of,        11:00 a.m.           3 Business Days prior to such
         or Conversion into, Eurodollar Rate Loans                             Borrowing, prepayment, Continuation or
                                                                               Conversion

o        Letter of Credit Action                          11:00 a.m.           2 Business Days prior to such action
                                                                               (or such lesser time as is acceptable
                                                                               to an Issuing Lender)

Voluntary reduction in or termination of                  11:00 a.m.           3 Business Days prior to such reduction
Commitments                                                                    or termination

Payments by Lenders or Borrower to                        1:00 p.m.            On date payment is due
Administrative Agent

         "Responsible Officer" means, as to any Person, the president, any vice president, the controller, the chief financial officer, the treasurer or any assistant treasurer of such Person. Any document or certificate hereunder that is signed by a Responsible Officer of a particular Loan Party shall be conclusively presumed to have been authorized by all necessary corporate action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Group" means, collectively, Parent and its Restricted Subsidiaries.

         "Restricted Subsidiary" means each Subsidiary of Parent that is not an Unrestricted Subsidiary.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor, or if it is dissolved or liquidated or no longer performs the functions of a securities rating agency, such other nationally recognized securities rating agency agreed upon by Borrower and Administrative Agent and approved by Required Lenders.

         "Sale-Leaseback Transaction" means any arrangement whereby Parent or any Restricted Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

         "Significant Subsidiary" means any Restricted Subsidiary whose Annualized EBITDA was greater than 5% of the Annualized EBITDA of Parent and its Restricted Subsidiaries, on a consolidated basis, for the period of two fiscal quarters ended on the last day of the fiscal quarter most recently ended, or whose assets comprised more than 5% of the total assets of Parent and its Restricted Subsidiaries, on a consolidated basis, as of the last day of the fiscal quarter most recently ended.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Parent.

         "Swing Line" means the revolving line of credit established by Swing Line Lender in favor of Borrower pursuant to Section 2.04.

         "Swing Line Lender" means Bank of America or any successor swing line Lender hereunder.

         "Swing Line Loan" means a Base Rate Loan made by Swing Line Lender to Borrower under the Swing Line.

         "Swing Line Note" means a promissory note made by Borrower in favor of Swing Line Lender evidencing Swing Line Loans made by Swing Line Lender, substantially in the form of Exhibit F.

         "Swing Line Sublimit" means an amount equal to the lesser of (a) $100,000,000 and (b) the combined Commitments. The Swing Line Sublimit is part of, and not in addition to, the combined Commitments.

         "Syndicated Loan Note" means a promissory note made by Borrower in favor of a Lender (other than Swing Line Lender) evidencing Loans made by such Lender, substantially in the form of Exhibit C (collectively, the "Syndicated Loan Notes").

         "364-Day Agreement" means the 364-Day Revolving Credit Agreement dated May 7, 2002, among Borrower, Parent, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

         "Threshold Amount" means $200,000,000.

         "to the best knowledge of" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by such Person (or, in the case of a Person other than a natural Person, known by any officer of such Person) making the representation, warranty or other statement, or, if such Person had exercised ordinary care in performing his or its required duties, would have been known by such Person (or, in the case of a Person other than a natural Person, would have been known by an officer of such Person).

         "Transactions" means the merger of Comcast Corporation and Broadband into separate, wholly-owned Subsidiaries of Parent in accordance with the terms of the Merger Agreement and the other transactions contemplated by the Merger Agreement.

         "type" of Loan means (a) a Base Rate Loan, (b) a Eurodollar Rate Loan or (c) a Swing Line Loan.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Unrestricted Subsidiary" means any Subsidiary of Parent designated as an "Unrestricted Subsidiary" from time to time in accordance with Section 6.13. Until so designated, each Subsidiary of Parent shall be a Restricted Subsidiary.

         1.02 Use of Certain Terms.


         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.

         (b) As used herein, unless the context requires otherwise, the masculine, feminine and neuter genders and the singular and plural include one another.

         (c) The words "herein" and "hereunder" and words of similar import when used in any Loan Document shall refer to the applicable Loan Document as a whole and not to any particular provision thereof. The term "including" is by way of example and not limitation. References herein to a Section, subsection or clause shall, unless the context otherwise requires, refer to the appropriate Section, subsection or clause in this Agreement.

         (d) The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive.

         1.03 Accounting Terms. All accounting terms not specifically or completely defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time in the United States; provided, however, that for purposes of determining compliance with the covenants set forth in Section 7.07, if there are changes in GAAP after December 31, 2001 that materially affect the calculation of the covenants in Section 7.07 in such a manner as to be inconsistent with the intent of this Agreement, Administrative Agent and Borrower shall negotiate in good faith to determine such adjustments to the method of calculating compliance with Section 7.07 or related definitions as to make them consistent with the intent hereof. Promptly upon Borrower and Administrative Agent reaching such agreement, Administrative Agent shall notify Lenders of such adjustments, which shall be conclusive unless Required Lenders object to such adjustments within 30 days of receipt of notice. Each Compliance Certificate shall be prepared in accordance with this Section 1.03, except for the exclusion of Unrestricted Subsidiaries from the calculations therein. Notwithstanding anything to the contrary contained herein, references herein to "Parent and its Restricted Subsidiaries on a consolidated basis" shall be deemed to refer to Parent and its Restricted Subsidiaries without taking into account the results or financial position of any Unrestricted Subsidiary and without taking into account any interest of Parent or any of its Restricted Subsidiaries in any Unrestricted Subsidiary.

         1.04 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

         1.05 Exhibits and Schedules. All exhibits and schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

         1.06 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall include all amendments, restatements, extensions, supplements and other modifications thereto (unless prohibited by any Loan Document), and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

         1.07 Pro Forma Calculations. For the purposes of calculating Annualized EBITDA of Parent and its Restricted Subsidiaries, on a consolidated basis, and Annualized Interest Expense of Parent and its Restricted Subsidiaries, on a consolidated basis, for any period (a "Test Period"), (i) if at any time from the period (a "Pro Forma Period") commencing on the first day of such Test Period and ending on the date which is ten days prior to the date of delivery of the Compliance Certificate in respect of such Test Period (or, in the case of any pro forma calculation required to be made pursuant hereto in respect of the designation of a Restricted Subsidiary as an Unrestricted Subsidiary that is a Material Disposition or the designation of an Unrestricted Subsidiary as a Restricted Subsidiary that is a Material Acquisition, ending on the date such Material Disposition or Material Acquisition is consummated after giving effect thereto), Parent or any Restricted Subsidiary shall have made any Material Disposition, the Annualized EBITDA for such Test Period shall be reduced by an amount equal to the Annualized EBITDA (if positive) for such Test Period attributable to the assets which are the subject of such Material Disposition or increased by an amount equal to the Annualized EBITDA (if negative) for such Test Period attributable to such assets, and Annualized Interest Expense for such Test Period shall be reduced by an amount equal to the Annualized Interest Expense for such Test Period attributable to any Indebtedness of Parent or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged in connection with such Material Disposition (or, if the capital stock of any Restricted Subsidiary is sold (pursuant to a merger or otherwise), the Annualized Interest Expense for such Test Period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent Parent and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such Material Disposition); (ii) if during such Pro Forma Period Parent or any Restricted Subsidiary shall have made a Material Acquisition, Annualized EBITDA of Parent and its Restricted Subsidiaries, on a consolidated basis, and Annualized Interest Expense of Parent and its Restricted Subsidiaries, on a consolidated basis, for such Test Period shall be calculated after giving pro forma effect thereto (including the incurrence or assumption of any Indebtedness in connection therewith) as if such Material Acquisition (and the incurrence or assumption of any such Indebtedness) occurred on the first day of such Test Period; and (iii) if during such Pro Forma Period any Person that subsequently became a Restricted Subsidiary or was merged with or into Parent or any Restricted Subsidiary since the beginning of such Pro Forma Period shall have entered into any Material Disposition or Material Acquisition that would have required an adjustment pursuant to clause (i) or (ii) above if made by Parent or a Restricted Subsidiary during such Pro Forma Period, Annualized EBITDA of Parent and its Restricted Subsidiaries, on a consolidated basis, and Annualized Interest Expense of Parent and its Restricted Subsidiaries, on a consolidated basis, for such Test Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition occurred on the first day of such Test Period. For the purposes of this section, whenever pro forma effect is to be given to a Material Disposition or Material Acquisition, the amount of income or earnings related thereto and the amount of Annualized Interest Expense associated with any Indebtedness discharged or incurred in connection therewith, the pro forma calculations shall be determined in good faith by a Responsible Officer of Parent.

If any Indebtedness bears a floating rate of interest and the incurrence or assumption thereof is being given pro forma effect, the Annualized Interest Expense on such Indebtedness shall be calculated as if the rate in effect on the last day of the relevant Pro Forma Period had been the applicable rate for the entire relevant Test Period (taking into account any interest rate protection agreement applicable to such Indebtedness if such interest rate protection agreement has a remaining term in excess of 12 months). Comparable adjustments shall be made in connection with any determination of Annualized EBITDA.

                                   SECTION 2.
                    THE COMMITMENTS AND EXTENSIONS OF CREDIT
                    ----------------------------------------

         2.01 Amount and Terms of Commitments.


              (a) Subject to the terms and conditions set forth in this Agreement, each Lender severally agrees to make, Convert and Continue Loans in Dollars until, but not including, the Maturity Date in such amounts as Borrower may from time to time request; provided, however, that (i) the Outstanding Obligations of each Lender shall not exceed such Lender's Commitment at any time, and (ii) the Outstanding Obligations of all Lenders shall not exceed the combined Commitments at any time. This is a revolving credit and, subject to the foregoing and the other terms and conditions hereof, Borrower may borrow, Convert, Continue, prepay and reborrow Loans as set forth herein without premium or penalty.

              (b) Upon the request of any Lender made through Administrative Agent, a Lender's Loans may be evidenced by one or more Notes, instead of or in addition to its loan accounts or records. Each such Lender may attach schedules to its Note(s) and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower to pay any amount owing with respect to the Obligations.

              (c) (i) (i) Administrative Agent shall maintain, at Administrative Agent's Office, a register for the recordation of the names and addresses of Lenders and the Commitments and Extensions of Credit of each Lender from time to time (the "Register"). The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall maintain the Register, acting, solely for this administrative purpose only, as agent for Borrower (it being acknowledged and agreed that Administrative Agent and each Administrative Agent-Related Person, in such capacity, shall constitute Indemnitees under
Section 10.13).


                  (ii) Administrative Agent shall record in the Register the Commitment and Extensions of Credit from time to time of each Lender, and each repayment or prepayment in respect thereof. Any recordation shall be conclusive and binding on Borrower and each Lender, absent manifest error; provided, however, that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitment or Outstanding Obligations.

                  (iii) Each Lender shall record on its internal loan accounts or records (and may record on the Note(s) held by such Lender) the amount of each Extension of Credit made by it and each payment in respect thereof; provided that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitment or Outstanding Obligations; and provided, further, that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern, absent manifest error.

                  (iv) Borrower, Administrative Agent and the Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Extensions of Credit listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Extensions of Credit shall be effective, in each case, unless and until an Assignment and Acceptance effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register. Prior to such recordation, all amounts owed with respect to the applicable Commitment or Outstanding Obligations shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Outstanding Obligations.

         2.02 Borrowings, Conversions and Continuations of Loans.


              (a) Borrower may irrevocably request a Borrowing, Conversion or Continuation of Loans on any Business Day in a Minimum Amount therefor by delivering a Request for Extension of Credit therefor by Requisite Notice to Administrative Agent not later than the Requisite Time therefor. All Borrowings, Conversions and Continuations shall constitute Base Rate Loans unless properly and timely otherwise designated as set forth in the prior sentence.

              (b) Following receipt of a Request for Extension of Credit, Administrative Agent shall promptly notify each Lender by Requisite Notice of its Pro Rata Share thereof. In the case of a Borrowing of Loans, each Lender shall make the funds for its Loan available to Administrative Agent at Administrative Agent's Office not later than the Requisite Time therefor on the Business Day specified in such Request for Extension of Credit. Upon satisfaction of the applicable conditions set forth in Section 4.02 (if applicable to such Extension of Credit), all funds so received shall be made available to Borrower in like funds received. Administrative Agent shall promptly notify Borrower and Lenders of the interest rate applicable to any Eurodollar Rate Loan upon determination of same. Administrative Agent shall from time to time notify Borrower and Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

              (c) Unless Borrower pays all amounts due under Section 3.05, if any, a Eurodollar Rate Loan may be Continued or Converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of an Event of Default, Administrative Agent may (and upon the request of the Required Lenders shall) prohibit Loans from being requested as, Converted into, or Continued as Eurodollar Rate Loans, and Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be Converted immediately into Base Rate Loans.

              (d) The failure of any Lender to make any Loan on any date shall not relieve any other Lender of any obligation to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to so make its Loan.

         2.03 Letters of Credit.


              (a) Subject to the terms and conditions set forth in this Agreement, until, but not including, the Letter of Credit Expiration Date, each Issuing Lender shall take such Letter of Credit Actions denominated in Dollars as Borrower may from time to time request; provided, however, that (i) the Outstanding Obligations of each Lender shall not exceed such Lender's Commitment at any time, (ii) the Outstanding Obligations of all Lenders shall not exceed the combined Commitments at any time and (iii) the Letter of Credit Usage shall not exceed the Letter of Credit Sublimit at any time. The Existing Letters of Credit shall be deemed to be Letters of Credit issued hereunder on the Closing Date at the request and for the account of Borrower and Borrower hereby assumes the obligations of the existing obligor(s) to the Issuing Lenders with respect to the Existing Letters of Credit. Subject to subsection (f) below and unless consented to by the applicable Issuing Lender and Administrative Agent, and except for any Existing Letter of Credit which expires more than 12 months after the date of its issuance or last renewal, no Letter of Credit may expire more than 12 months after the date of its issuance or last renewal; provided, however, that no Letter of Credit shall expire after the Business Day which is at least five days prior to the Maturity Date. If any Letter of Credit Usage remains outstanding on the Maturity Date, Borrower shall, on the Maturity Date, deposit cash in an amount equal to such Letter of Credit Usage in a Letter of Credit Cash Collateral Account.

              (b) Borrower may irrevocably request a Letter of Credit Action in a Minimum Amount therefor by delivering a Letter of Credit Application therefor to the applicable Issuing Lender, with a copy to Administrative Agent, not later than the Requisite Time therefor. Each Letter of Credit Action shall be in a form acceptable to the applicable Issuing Lender in its sole discretion. Each such request for a Letter of Credit Action shall, if Sections 4.02(a) and (b) are applicable to such Letter of Credit Action, constitute a representation and warranty by Borrower that the conditions set forth in Sections 4.02(a) and (b) are satisfied. Unless Administrative Agent notifies the applicable Issuing Lender that such Letter of Credit Action is not permitted hereunder, or the applicable Issuing Lender notifies Administrative Agent that it has determined that such Letter of Credit Action is contrary to any Laws or policies of such Issuing Lender, the applicable Issuing Lender shall effect such Letter of Credit Action. This Agreement shall control in the event of any conflict with any Letter of Credit Application. Upon the issuance of a Letter of Credit (or, with respect to the Existing Letters of Credit, on the Closing Date), each applicable Issuing Lender shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased from each applicable Issuing Lender, a participation therein in an amount equal to such Lender's Pro Rata Share times the amount of such Letter of Credit. Each applicable Issuing Lender represents and warrants to each Lender that it has all necessary power and authority to sell and transfer such participation to each Lender, without breach of any Contractual Obligation to any other Person, and that such participation is free and clear of any adverse claim. As soon as is reasonably possible after the Closing Date, each Issuing Lender of an Existing Letter of Credit agrees to release and discharge, or to be caused to be released and discharged, any Liens on any assets of Borrower or any of its Restricted Subsidiaries securing the reimbursement and other obligations to such Issuing Lender in respect of such Existing Letter of Credit.

              (c) Borrower shall reimburse each Issuing Lender through Administrative Agent for any payment that such Issuing Lender makes under a Letter of Credit immediately upon demand by Administrative Agent or such Issuing Lender in Dollars; provided, however, that if the conditions precedent set forth in Section 4.02 can be satisfied, Borrower may request a Borrowing of Base Rate Loans to reimburse such Issuing Lender for such payment pursuant to Section 2.02 (subject to the Minimum Amount requirements thereof) or Section 2.04 (without regard to the Minimum Amount requirements thereof).

              (d) Upon any drawing under a Letter of Credit, the applicable Issuing Lender shall notify Administrative Agent and Borrower. If Borrower fails to timely make the payment required pursuant to subsection (c) above, such Issuing Lender shall notify Administrative Agent of such fact and the amount of such unreimbursed payment. Administrative Agent shall promptly notify each Lender of its Pro Rata Share of such amount by Requisite Notice. Each Lender shall make funds in an amount equal to its Pro Rata Share of such amount available to Administrative Agent at Administrative Agent's Office not later than the Requisite Time therefor on the Business Day specified by Administrative Agent. Administrative Agent shall remit the funds so received to such Issuing Lender. The obligation of each Lender to so reimburse such Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default or any other occurrence or event; provided that such

Issuing Lender shall not have a right to be so reimbursed in respect of a Letter of Credit if such Lender issued such Letter of Credit after being notified by Administrative Agent that such issuance was not permitted hereunder. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse each Issuing Lender for the amount of any payment made by such Issuing Lender under any Letter of Credit, together with interest as provided herein.

              (e) If the conditions precedent set forth in Section 4.02 can be satisfied (except for the giving of a Request for Extension of Credit) on any date Borrower is obligated to, but fails to, reimburse an Issuing Lender for a drawing under a Letter of Credit, the funding by Lenders pursuant to subsection
(d) above shall be deemed to be a Borrowing of Base Rate Loans (without regard to the Minimum Amount therefor). If the conditions precedent set forth in
Section 4.02 cannot be satisfied on the date Borrower is obligated to, but fails to, reimburse an Issuing Lender for a drawing under a Letter of Credit, the funding by Lenders pursuant to the previous subsection shall be deemed to be a funding by each Lender of its participation in such Letter of Credit, and each Lender making such funding shall thereupon acquire a pro rata participation, to the extent of its payment, in the claim of such Issuing Lender against Borrower in respect of such payment and shall share, in accordance with that pro rata participation, in any payment made by Borrower with respect to such claim. Any amounts made available by a Lender under its participation shall be payable by Borrower upon demand of Administrative Agent, and shall bear interest at a rate per annum equal to the Default Rate.

              (f) Borrower may request Letters of Credit that have automatic extension or renewal provisions ("evergreen" Letters of Credit), so long as the applicable Issuing Lender consents in its sole and absolute discretion thereto and has the right not to permit any such extension or renewal at least annually within a notice period to be agreed upon at the time each such Letter of Credit is issued. Once an evergreen Letter of Credit (including any Existing Letter of Credit) is issued, unless Administrative Agent has notified the applicable Issuing Lender that Required Lenders have elected not to permit such extension or renewal, Borrower, Administrative Agent and Lenders shall be deemed to have authorized (but may not require) such Issuing Lender to, in its sole and absolute discretion, permit the renewal of such evergreen Letter of Credit at any time to a date not later than five Business Days prior to the Maturity Date. Such Issuing Lender may, in its sole and absolute discretion, elect not to permit an evergreen Letter of Credit to be extended or renewed at any time. If such Issuing Lender so elects, it will promptly give Administrative Agent notice of such election. Administrative Agent will promptly notify Lenders of the non-extension or non-renewal of any evergreen Letter of Credit.

              (g) The obligation of Borrower to pay to each Issuing Lender the amount of any payment made by such Issuing Lender under any Letter of Credit shall be absolute, unconditional, and irrevocable. Without limiting the foregoing, Borrower's obligation shall not be affected by any of the following circumstances:

                  (i) Any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                  (ii) Any amendment or waiver of or any consent to departure from such Letter of Credit, this Agreement or any other agreement or instrument relating hereto or thereto;

                  (iii) The existence of any claim, setoff, defense or other rights which Borrower may have at any time against such Issuing Lender, Administrative Agent or any Lender, any beneficiary of such Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with such Letter of Credit, this Agreement or any other agreement or instrument relating thereto, or any unrelated transactions;

                  (iv) Any demand, statement or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of such Letter of Credit;

                  (v) Any payment by such Issuing Lender in good faith under such Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of such Letter of Credit, or any payment made by such Issuing Lender under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidation, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Laws;

                  (vi) Any error in the transmission of any message relating to such Letter of Credit not caused by such Issuing Lender, or any delay or interruption in any such message;

                  (vii) Any error, neglect or default of any correspondent of such Issuing Lender in connection with such Letter of Credit;

                  (viii) Any consequence arising from acts of God, wars, insurrections, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of such Issuing Lender;

                  (ix) So long as such Issuing Lender in good faith determines that the document appears to comply with the terms of such Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to such Issuing Lender in connection with such Letter of Credit; and

                  (x) Any other circumstances whatsoever where such Issuing Lender has acted in good faith.

         In addition, Borrower will promptly examine a copy of each Letter of Credit and amendments thereto delivered to it and, in the event of any claim of noncompliance with Borrower's instructions or other irregularity, Borrower will immediately notify the applicable Issuing Lender in writing. Borrower shall be conclusively deemed to have waived any such claim against such Issuing Lender and its correspondents unless such notice is given as aforesaid.

         (h) Each Lender and Borrower agree that, in paying any drawing under a Letter of Credit, no Issuing Lender shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Issuing Lender, Administrative Agent-Related Person or any of the respective correspondents, participants or assignees of any Issuing Lender shall be liable to any Lender for any action taken or omitted in connection herewith at the request or with the approval of Lenders or Required Lenders, as applicable, any action taken or omitted in the absence of gross negligence or willful misconduct or the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee relative to any Issuing Lender, any Lender or any Administrative Agent-Related Person with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude
Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Issuing
Lender,   Administrative

Agent-Related Person or any of the respective correspondents, participants or assignees of any Issuing Lender shall be liable or responsible for any of the matters described in subsection (g) above in the absence of such Person's gross negligence or willful misconduct. In furtherance and not in limitation of the foregoing, any Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

              (i) Unless otherwise expressly agreed by the applicable Issuing Lender and Borrower when a Letter of Credit is issued and subject to applicable Laws, performance under Letters of Credit by each Issuing Lender, its correspondents, and beneficiaries will be governed by, as applicable, the rules of the International Standby Practices 1998 or such later revision as may be published by the Institute of International Banking Law & Practice, or the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500, as the same may be revised from time to time.

              (j) Borrower shall pay to Administrative Agent on each Applicable Payment Date in arrears, for the account of each Lender in accordance with its Pro Rata Share, a Letter of Credit fee equal to the Applicable Amount times the actual daily maximum amount available to be drawn under each Letter of Credit since the later of the Closing Date and the previous Applicable Payment Date. Borrower shall pay directly to each Issuing Lender of an Existing Letter of Credit any fees and expenses payable in respect of such Existing Letter of Credit for any period prior to the Closing Date. If there is any change in the Applicable Amount during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Amount separately for each period during such quarter that such Applicable Amount was in effect.

              (k) Borrower shall pay directly to each Issuing Lender, for its sole account, a fronting fee for each Letter of Credit in such amount and at such times as may be set forth in a separate letter agreement between Borrower and such Issuing Lender. In addition, Borrower shall pay directly to each Issuing Lender, upon demand, for its sole account, its customary documentary and processing charges in accordance with its standard schedule, as from time to time in effect, for any Letter of Credit Action or other occurrence relating to a Letter of Credit for which such charges are customarily made. Such fees and charges are nonrefundable.

              (l) Each Issuing Lender shall deliver to Administrative Agent, not later than the 20th day after each calendar quarter ending after the Closing Date, a written report, in form reasonably satisfactory to Administrative Agent, setting forth the Letters of Credit issued by such Issuing Lender and outstanding as of the last day of such calendar quarter, any Letter of Credit Actions effected during such calendar quarter, and any draws made under such Letters of Credit during such calendar quarter.

         2.04 Swing Line Loans.

              (a) Subject to the terms and conditions set forth in this Agreement, Swing Line Lender agrees to make Swing Line Loans in Dollars until, but not including the Maturity Date in such amounts as Borrower may from time to time request; provided, however, that (i) the aggregate principal amount of all Swing Line Loans shall not exceed the Swing Line Sublimit at any time, (ii) the Outstanding Obligations of each Lender shall not exceed such Lender's Commitment at any time and (iii) the Outstanding Obligations of all Lenders shall not exceed the combined Commitments at any time. This is a revolving credit and, subject to the foregoing and the other terms and conditions hereof,

Borrower may borrow, prepay and reborrow Swing Line Loans as set forth herein without premium or penalty. Each Swing Line Loan shall be a Base Rate Loan.

              (b) Unless notified to the contrary by Swing Line Lender, Borrower may irrevocably request a Swing Line Loan in the Minimum Amount therefor upon Requisite Notice to Swing Line Lender not later than the Requisite Time therefor. Each such request for a Swing Line Loan shall constitute a representation and warranty by Borrower that the conditions set forth in Sections 4.02(a) and (b) are satisfied. Promptly after receipt of such request, Swing Line Lender shall obtain telephonic verification from Administrative Agent that such Swing Line Loan is permitted hereunder. Upon receiving such verification, Swing Line Lender shall make such Swing Line Loan available to Borrower. Upon the making of each Swing Line Loan, each Lender shall be deemed to have purchased from Swing Line Lender a risk participation therein in an amount equal to such Lender's Pro Rata Share times the amount of the Swing Line Loan.

              (c) Swing Line Lender shall be responsible for invoicing Borrower (or notifying Administrative Agent to so invoice Borrower) for interest on the Swing Line Loans. Unless and until there is a funding by Lenders of their participation therein, the interest payable on Swing Line Loans is solely for the account of Swing Line Lender.

              (d) Borrower shall repay each Swing Line Loan not later than the Requisite Time for payments hereunder on the earliest of (i) demand made by Swing Line Lender (with a copy to Administrative Agent) and (ii) the Maturity Date. Payments shall be made to Administrative Agent for the account of Swing Line Lender. If the conditions precedent set forth in Section 4.02 can be satisfied, Borrower may request a Borrowing of Loans to repay Swing Line Lender pursuant to Section 2.02.

              (e) If Swing Line Lender does not timely receive (by payment or a Borrowing) any payment of principal of any Swing Line Loan, Swing Line Lender shall notify Administrative Agent of such fact and the unpaid amount. Administrative Agent shall promptly notify each Lender of its Pro Rata Share of such unpaid amount by Requisite Notice, and each Lender shall make its Pro Rata Share of such unpaid amount available to Administrative Agent at Administrative Agent's Office not later than the Requisite Time. The obligation of each Lender to make such payment shall be absolute and unconditional and shall not be affected by the occurrence of any Event of Default or any other event. If the conditions precedent set forth in Section 4.02 can be satisfied (except for the giving of a Request for Extension of Credit) on any date Borrower is obligated to but fails to, repay Swing Line Lender, the funding by Lenders pursuant to this subsection (e) shall be deemed to be a Borrowing of Base Rate Loans (without regard to the Minimum Amount therefor). If the conditions precedent set forth in Section 4.02 cannot be satisfied on such date, each Lender's payment shall be deemed to be a funding of such Lender's participation in such Swing Line Loan, and each Lender making such funding shall thereupon acquire a pro rata participation, to the extent of its payment, in the claim of Swing Line Lender against Borrower in respect of such payment and shall share, in accordance with that pro rata participation, in any payment made by Borrower with respect to such claim. Any amounts made available by a Lender under its participation shall not relieve or otherwise impair the obligation of Borrower to repay Swing Line Lender for any amount of Swing Line Loans, together with interest as provided herein, and such amounts made available shall be payable by Borrower upon demand of Administrative Agent, and shall bear interest at a rate per annum equal to the Default Rate.

         2.05 Prepayments.


              (a) Upon Requisite Notice to Administrative Agent not later than the Requisite Time therefor, Borrower may at any time and from time to time voluntarily prepay Loans in part in the Minimum Amount therefor or in full without premium or penalty. Administrative Agent will promptly notify each Lender thereof and of such Lender's Pro Rata Share of such prepayment. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with the costs set forth in Section 3.05.

              (b) Upon Requisite Notice to Swing Line Lender (with a copy to Administrative Agent) not later than the Requisite Time therefor, Borrower may at any time and from time to time voluntarily prepay Swing Line Loans in part in the Minimum Amount or in full without premium or penalty.

              (c) If for any reason the amount of the Outstanding Obligations exceeds the combined Commitments from time to time in effect, Borrower shall immediately prepay Loans and/or deposit cash in a Letter of Credit Cash Collateral Account in an aggregate amount equal to such excess.

         2.06 Reduction or Termination of Commitments. Upon Requisite Notice to Administrative Agent not later than the Requisite Time therefor, Borrower may at any time and from time to time, without premium or penalty, permanently and irrevocably reduce the Commitments in a Minimum Amount therefor to an amount not less than the Outstanding Obligations at such time or terminate the Commitments. Any such reduction or termination shall be accompanied by payment of all accrued and unpaid facility fees with respect to the portion of the Commitments being reduced or terminated. Administrative Agent shall promptly notify Lenders of any such request for reduction or termination of the Commitments. Each Lender's Commitment shall be reduced by an amount equal to such Lender's Pro Rata Share times the amount of such reduction.

         2.07 Principal and Interest.


              (a) Borrower hereby promises to pay the outstanding principal amount of each Loan on the Maturity Date.

              (b) Subject to subsection (c) below, and unless otherwise specified herein, Borrower hereby promises to pay interest on the unpaid principal amount of each Loan (before and after default, before and after maturity, before and after judgment and before and after the commencement of any proceeding under any Debtor Relief Laws) from the date borrowed until paid in full (whether by acceleration or otherwise) on each Applicable Payment Date at a rate per annum equal to the interest rate determined in accordance with the definition of such type of Loan, plus, to the extent applicable in each case, the Applicable Amount for such type of Loan.

              (c) Beginning on the date that an Event of Default occurs under Sections 8.01 or 8.02 and continuing until the date such Event of Default no longer exists, Borrower hereby promises to pay interest on the unpaid principal amount of each Loan (before or after judgment and before and after the commencement of any proceeding under any Debtor Relief Laws) at a rate per annum equal to the Default Rate. In addition, if any amount payable by Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), Borrower hereby promises to pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on such amount at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be payable upon demand.

         On any Business Day, Borrower may call Administrative Agent and request information as to the then current Eurodollar Base Rate or Base Rate, and Administrative Agent shall provide such information.

         2.08 Fees.


              (a) Facility Fee. Borrower shall pay to Administrative Agent for the account of each Lender pro rata according to its Pro Rata Share a facility fee equal to the Applicable Amount times the actual daily amount of its Commitment, regardless of usage. The facility fee shall accrue at all times from the Closing Date until the Maturity Date and shall be payable quarterly in arrears on each Applicable Payment Date. If there is any change in the Applicable Amount during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Amount separately for each period during such quarter that such Applicable Amount was in effect. The facility fee shall accrue at all times, including at any time during which one or more conditions in
Section 4 are not met.

              (b) Utilization Fee. Borrower shall pay to Administrative Agent for the account of each Lender pro rata according to its Pro Rata Share, a utilization fee, equal to the Applicable Amount times the outstanding principal amount of Loans (including Letter of Credit Usage for this purpose), for each day that the sum of (i) the Outstanding Obligations on such day plus (ii) the aggregate outstanding principal amount of "Loans," as such term is defined in the 364-Day Agreement, on such day exceeds 33.3% or 66.7%, as the case may be, of the sum of (x) the combined Commitments on such day plus (y) the combined "Commitments," as such term is defined in the 364-Day Agreement, on such day. The utilization fee shall be payable quarterly in arrears on each Applicable Payment Date. The utilization fee shall accrue at all applicable times, including at any time during which one or more conditions in Section 4 are not met.

              (c) Agency Fee. Borrower shall pay to Administrative Agent an agency fee in such amounts and at such times as set forth in a separate letter agreement between Borrower and Administrative Agent. The agency fee is for the services to be performed by Administrative Agent in acting as Administrative Agent and is fully earned on the date paid. The agency fee paid to Administrative Agent is solely for its own account and is nonrefundable.

         2.09 Computation of Interest and Fees. Computation of interest on Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         2.10 Making Payments.


              (a) Except as otherwise provided herein, all payments by Borrower or any Lender hereunder shall be made to Administrative Agent at Administrative Agent's Office not later than the Requisite Time for such type of payment. All payments received after such Requisite Time shall be deemed received on the next succeeding Business Day for purposes of the calculation of interest and fees, but not for purposes of determining whether a Default has occurred. All payments of principal and interest shall be made in immediately available funds in Dollars. All payments by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.

              (b) Upon satisfaction of any applicable terms and conditions set forth herein, Administrative Agent shall promptly make any amounts received in accordance with Section 2.10(a) available in like funds received as follows: (i) if payable to Borrower, by crediting a deposit account designated from time to time by Borrower to Administrative Agent by Requisite Notice, and (ii) if payable to any Lender, by wire transfer to such Lender at its Lending Office. If such conditions are not so satisfied, Administrative Agent shall return any funds it is holding to the Lenders making such funds available, without interest.

              (c) Subject to the definition of "Interest Period," if any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall instead be considered due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest and fees.

              (d) Unless Borrower or any Lender has notified Administrative Agent, prior to the Requisite Time any payment to be made by it is due, that it does not intend to remit such payment, Administrative Agent may, in its sole and absolute discretion, assume that Borrower or such Lender, as the case may be, has timely remitted such payment and may, in its sole and absolute discretion and in reliance thereon, make such payment available to the Person entitled thereto. If such payment was not in fact remitted to Administrative Agent in immediately available funds, then:

                  (i) If Borrower failed to make such payment, each Lender shall forthwith on demand repay to Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent at the Federal Funds Rate; and

                  (ii) If any Lender failed to make such payment, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount upon Administrative Agent's demand therefor, Administrative Agent promptly shall notify Borrower, and Borrower shall pay such corresponding amount to Administrative Agent. Administrative Agent also shall be entitled to recover interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent, (A) from such Lender at a rate per annum equal to the Federal Funds Rate, and (B) from Borrower, at a rate per annum equal to the interest rate applicable to such Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (iii) If Administrative Agent or any Lender is required at any time to return to Borrower, or to a trustee, receiver, liquidator, custodian or any official under any proceeding under Debtor Relief Laws, any portion of a payment made by Borrower, each Lender shall, on demand of Administrative Agent, return its share of the amount to be returned, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate.

         2.11 Funding Sources. Nothing in this Agreement shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

                                   SECTION 3.
                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------


         3.01 Taxes.

              (a) Any and all payments by Borrower to or for the account of Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of Administrative Agent and each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction (or any political subdivision thereof) under the Laws of which Administrative Agent or such Lender, as the case may be, is organized or maintains a Lending Office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Administrative Agent and such Lender receive an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, Borrower shall furnish to Administrative Agent (who shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

              (b) In  addition,  Borrower  agrees to pay any and all  present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

              (c) If Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, Borrower shall also pay to Administrative Agent or such Lender such additional amount that Administrative Agent or such Lender specifies as necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) that Administrative Agent or such Lender would have received if such Taxes or Other Taxes had not been imposed.

              (d) Borrower agrees to indemnify Administrative Agent and each Lender for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by Administrative Agent and such Lender, amounts payable under Section 3.01(c) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

              (e)  Notwithstanding  anything to the  contrary  contained in this
Section 3.01, all obligations of Borrower to any Lender under this Section 3.01 shall be subject to, and conditioned upon such Lender's compliance with its obligations, if any, under, Section 10.20.

         3.02 Illegality. If any Lender determines that any Laws have made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable offshore interbank market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to Borrower through Administrative Agent, the obligation of such Lender to make Eurodollar Rate Loans shall be suspended until such Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, Borrower shall, upon demand from such Lender (with a copy to Administrative Agent), prepay or Convert all Eurodollar Rate Loans of such Lender, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         3.03 Inability to Determine Eurodollar Rates. If, in connection with any Request for Extension of Credit involving any Eurodollar Rate Loan, (a) Administrative Agent determines that (i) deposits in Dollars are not being offered to banks in the applicable offshore dollar market for the applicable amount and Interest Period of the requested Eurodollar Rate Loan or (ii) adequate and reasonable means do not exist for determining the underlying interest rate for such Eurodollar Rate Loan, or (b) Required Lenders determine that such underlying interest rate does not adequately and fairly reflect the cost to Lenders of funding such Eurodollar Rate Loan, Administrative Agent will promptly notify Borrower and all Lenders. Thereafter, the obligation of Lenders to make or maintain such Eurodollar Rate Loan shall be suspended until Administrative Agent revokes such notice. Upon receipt of such notice, Borrower may revoke any pending request for a Borrowing of Eurodollar Rate Loans or, failing that, be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

         3.04 Increased Cost and Reduced Return; Capital Adequacy.

              (a) If any Lender determines that the adoption of any Law or any change in any Law or in the interpretation thereof effective after the date hereof:

                  (i) Subjects such Lender to any tax, duty, or other charge with respect to any Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans, or changes the basis on which taxes are imposed on any amounts payable to such Lender under this Agreement in respect of any Eurodollar Rate Loans;

                  (ii) Imposes or modifies any reserve, special deposit, or similar requirement (other than the reserve requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including its Commitment); or

                  (iii) Imposes on such Lender or on the offshore interbank market any other condition affecting this Agreement or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender of making, Converting into, Continuing, or maintaining any Eurodollar Rate Loans or to reduce any sum received or receivable by such Lender under this Agreement with respect to any Eurodollar Rate Loans, then from time to time upon demand of Lender (with a copy of such demand to Administrative Agent), Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

              (b) If any Lender determines that the adoption of any Law or any change in any Law or the interpretation thereof effective after the date hereof has the effect of reducing the rate of return on the capital of such Lender or compliance by such Lender (or its Lending Office) or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy to Administrative Agent), Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         3.05 Breakfunding Costs. Subject to Section 3.06(a), upon demand of any Lender (with a copy to Administrative Agent) from time to time, Borrower shall promptly compensate such Lender for and hold such Lender harmless from any actual loss, cost or expense incurred by it as a result of:

              (a) Any Continuation, Conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Eurodollar Rate Loan (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise); or

              (b) Any failure by Borrower (for a reason other than the failure of such Lender to make a Eurodollar Rate Loan) to prepay, borrow, Continue or Convert any Eurodollar Rate Loan on the date or in the amount notified by Borrower;

excluding any loss of anticipated profits but including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.

         3.06 Matters Applicable to all Requests for Compensation.


              (a) A certificate of  Administrative  Agent or any Lender claiming compensation under this Section 3 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of clearly demonstrable error; provided that such certificate (i) sets forth with reasonable specificity the calculation of the amount to be paid, (ii) states that Administrative Agent or such Lender, as applicable, is treating substantially all similarly situated borrowers in a manner that is consistent with the treatment afforded Borrower hereunder, (iii) is delivered within 90 days of the later of the date of the event giving rise to such compensation and the date Administrative Agent or such Lender knew or, with the exercise of reasonable care, should have known of the requirements for such compensation, and (iv) confirms (in the case of a claim for compensation under Section 3.01 or Section 3.04) that either a change in the Administrative Agent's Office or Lending Office, as the case may be, of Administrative Agent or such Lender, as the case may be, would not have eliminated the request for compensation or that such change would have been otherwise disadvantageous to Administrative Agent or such Lender, as the case may be. In determining the amount of such compensation, Administrative Agent or any Lender may use any reasonable averaging and attribution methods.

              (b) Upon any Lender becoming prohibited from making, maintaining or funding Eurodollar Rate Loans pursuant to Section 3.02, or upon any Lender making a claim for compensation under Section 3.01 or Section 3.04, Borrower may remove and replace such Lender in accordance with Section 10.21.

         3.07 Survival. All of Obligations under this Section 3 shall survive termination of the Commitments and payment in full of all Obligations.

                                   SECTION 4.
                  CONDITIONS PRECEDENT TO EXTENSIONS OF CREDIT
                  --------------------------------------------


         4.01 [Reserved].

         4.02 Conditions to all Extensions of Credit. In addition to any applicable conditions precedent set forth in Section 2, the obligation of each Lender to honor any Request for Extension of Credit (other than a Conversion or Continuation) is subject to the following conditions precedent:

              (a) The representations and warranties contained in Section 5 (other than Sections 5.04(b) and 5.05) of this Agreement shall be correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date, except to the extent any such representation and warranty specifically relates to any earlier date, in which case such representation and warranty shall have been correct on and as of such earlier date.

              (b) No Default or Event of Default exists, or would result from such Extension of Credit or the use thereof.

              (c) Administrative Agent shall have timely received a Request for Extension of Credit by Requisite Notice by the Requisite Time therefor.

              (d) Such  Extension of Credit  shall be  permitted  by  applicable
Laws.

         Each Request for Extension of Credit by Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of such Extension of Credit.

                                   SECTION 5.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


         Parent represents and warrants to Administrative Agent and Lenders that as of the Effective Date:

         5.01 Existence and Qualification; Power; Compliance with Laws. Each of Parent and its Restricted Subsidiaries (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the state of its organization, (b) has the power and authority and the legal right to own, lease and operate its properties and to conduct its business, (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of its properties or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified and in good standing does not have a Material Adverse Effect, and (d) is in compliance with all Laws, except to the extent that noncompliance does not have a Material Adverse Effect.

         5.02 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority and the legal right to make, deliver and perform each Loan Document to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance of each Loan Document to which it is a party. Borrower has the power and authority and the legal right to borrow hereunder and has taken all necessary action to authorize the Extensions of Credit on the terms and conditions of this Agreement. Except for such consents, authorizations, filings or other acts which have been duly made or obtained and are in full force and effect, no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required in connection with the Extensions of Credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto, and constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditor's rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         5.03 No Legal Bar. The execution, delivery, and performance by each Loan Party of the Loan Documents to which it is a party do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under
(i) such Loan Party's organizational documents, (ii) any applicable Laws which has a Material Adverse Effect, or (iii) any Contractual Obligation, license or franchise of Parent or any of its Restricted Subsidiaries or by which any of them or any of their property is bound or subject which has a Material Adverse Effect, (b) constitute a default under any such Contractual Obligation, license or franchise which has a Material Adverse Effect or (c) result in, or require, the creation or imposition of any Lien on any of the properties of Parent or any of its Restricted Subsidiaries which is not permitted hereby.

         5.04 Financial Statements; No Material Adverse Effect.


              (a) The Reference Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Loan Parties covered thereby and their respective consolidated Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

              (b) From December 31, 2001 to the Effective Date, there has been no event or circumstance which has a Material Adverse Effect.

         5.05 Litigation. No litigation, investigation or proceeding of or before an arbitrator or Governmental Authority is pending or, to the best knowledge of Parent, threatened by or against Parent or any of its Restricted Subsidiaries or against any of their properties or revenues that is reasonably likely to be determined adversely, and, if so adversely determined, has a Material Adverse Effect.

         5.06 No Default. Neither Parent nor any of its Restricted Subsidiaries is in default under or with respect to any Contractual Obligation, license or franchise which has a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing or will result from the execution and delivery of this Agreement or any of the other Loan Documents, or the making of the Extensions of Credit hereunder.

         5.07 Authorizations. Parent and its Restricted Subsidiaries possess all licenses, permits, franchises, consents, approvals, and other authorities required to be issued by Governmental Authorities that are necessary or required in the conduct of their businesses, all of which are valid, binding, enforceable, and subsisting without any defaults thereunder, other than any failures to possess or defaults that do not have a Material Adverse Effect.

         5.08 Taxes. Parent and its Restricted Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, property or transactions covered by said returns, or pursuant to any assessment received by Parent or its affected Restricted Subsidiaries, except such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained in accordance with GAAP, and, except for the failure to file tax returns and/or to pay taxes which failures do not, in the aggregate, have a Material Adverse Effect.

         5.09 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

              (a) Borrower is not engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Extensions of Credit hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined in a manner which violates, or which would be inconsistent with, the provisions of Regulations T, U, or X of such Board of Governors.

              (b) Neither Parent nor any of its Restricted Subsidiaries (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         5.10 ERISA Compliance.


              (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS (or will be filed before the end of any applicable remedial amendment period under Section 401(b) of the Code) with respect thereto and, to the best knowledge of Parent, nothing has occurred which would prevent, or cause the loss of, such qualification. Parent and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

              (b) There are no pending or, to the best knowledge of Parent, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that has a Material Adverse Effect. There has been no non-exempt prohibited transaction (within the meaning of Section 401 of ERISA or violation of the fiduciary responsibility rules of ERISA with respect to any Plan that has a Material Adverse Effect.

              (c) (i) No ERISA Event has occurred or is reasonably expected to occur which has a Material Adverse Effect; (ii) no Plan has any Unfunded Pension Liability; (iii) neither Parent nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither Parent nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and
(v) neither Parent nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         5.11 Assets;  Liens.  Parent and its  Restricted  Subsidiaries  own, or
possess  the  right  to  use,  all  properties  and  assets,  including  without
limitation,   trademarks,  trade  names,  copyrights,  patents,  patent
rights, franchises, licenses and other intangible assets, that are used in the conduct of their respective businesses as now operated, and none of such properties and assets, to the best knowledge of Parent, conflicts with the valid ownership or other right of use of any other Person to the extent that such failure to own or possess or conflict has a Material Adverse Effect. None of such properties or assets is subject to any Lien, except as permitted in Section 7.01.

         5.12 Environmental  Compliance.  Parent and its Restricted Subsidiaries
are  in  compliance   with   Environmental   Laws  except  to  the  extent  that
noncompliance does not have a Material Adverse Effect.

         5.13 Use of Proceeds. Borrower will use the proceeds of Extensions of Credit to refinance existing Indebtedness of Borrower and its Restricted Subsidiaries or Affiliates (including Indebtedness to AT&T Corp. and its Affiliates required to be repaid or retired in connection with the
Transactions), to make distributions required in connection with the Transactions and for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes.

         5.14 Disclosure. The statements, information, reports, representations and warranties made by the Loan Parties in the Loan Documents or furnished to Administrative Agent or Lenders in connection with the Loan Documents, taken as a whole, do not contain any untrue statement of a material fact.

                                   SECTION 6.
                              AFFIRMATIVE COVENANTS
                              ---------------------

         On and after the Effective Date and so long as any Obligation remains unpaid or unperformed, or any portion of the Commitments remains outstanding, Parent shall, and shall (except in the case of Parent's reporting covenants), cause each of its Restricted Subsidiaries to:

         6.01 Financial Statements. Deliver to Administrative Agent and Lenders, in form and detail satisfactory to Administrative Agent:

              (a) As soon as available, but in any event within 105 days (in the case of clauses (i) and (ii) below) or 120 days (in the case of clause (iii) below) after the end of each fiscal year of Parent ending after the Effective Date, consolidated balance sheets of as at the end of such fiscal year and related consolidated statements of income and cash flows for such fiscal year, of (i) Parent and its consolidated Subsidiaries, (ii) Borrower and its consolidated Subsidiaries and (iii) the Restricted Group, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of independent certified public accountants of nationally recognized standing reasonably acceptable to Administrative Agent, which report and opinion shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications or exceptions not reasonably acceptable to Administrative Agent;

              (b) As soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of Parent ending after the Effective Date, consolidated balance sheets as at the end of such fiscal quarter, and the related consolidated statements of income and cash flows for such fiscal quarter and for the portion of Parent's fiscal year then ended, of (i) Parent and its consolidated Subsidiaries, (ii) Borrower and its consolidated Subsidiaries and (iii) the Restricted Group, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Parent as fairly presenting the financial condition, results of operations and cash flows of Parent and its consolidated Subsidiaries, of Borrower and its consolidated Subsidiaries, or of the Restricted Group, as applicable, in accordance with GAAP, subject only to pro forma adjustments and normal year-end audit adjustments, except for the financial statements of the Restricted Group, which will be in accordance with GAAP except for the exclusion of the Unrestricted Subsidiaries; and

              (c) If financial statements with respect to the 2002 fiscal year are not delivered pursuant to Section 6.01(a), then, as soon as available, but in any event within 105 (in the case of clause (i) below) or 120 days (in the case of clause (ii) below) days after the end of such fiscal year, consolidated balance sheets as at the end of such fiscal year and related consolidated statements of income and cash flows for such fiscal year of (i) Borrower and its consolidated Subsidiaries and (ii) AT&T Broadband Group and its consolidated Subsidiaries, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of independent certified public accountants of nationally recognized standing reasonably acceptable to Administrative Agent, which report and opinion shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications or exceptions not reasonably acceptable to Administrative Agent.

         6.02   Certificates,   Notices  and  Other   Information.   Deliver  to
Administrative Agent in form and detail satisfactory to Administrative Agent, with sufficient copies for each Lender:

              (a) No later than the date required for the delivery of the financial statements referred to in Sections 6.01(a) and (b) a duly completed Compliance Certificate signed by a Responsible Officer of Parent, which Compliance Certificate shall set forth the necessary adjustments to exclude the Indebtedness and EBITDA attributed to Unrestricted Subsidiaries from the calculations set forth therein and shall give pro forma effect to Material Acquisitions and Material Dispositions in accordance with Section 1.07;

              (b) Promptly after the same are available, copies of all annual, regular, periodic and special reports and registration statements which Borrower or Parent may file or be required to file with the Securities and Exchange Commission under Sections 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to Administrative Agent pursuant hereto;

              (c) Promptly after Parent obtaining knowledge of the occurrence thereof, notice of any Default or Event of Default specifying the nature thereof and what action Parent has taken, is taking or proposes to take with respect thereto;

              (d) Promptly after Parent obtaining knowledge of the commencement thereof, notice of any litigation, investigation or proceeding affecting Parent or any of its Restricted Subsidiaries where the amount involved exceeds the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, has a Material Adverse Effect;

              (e) Promptly after Parent obtaining knowledge of the occurrence thereof, notice of any ERISA Event;

              (f) Promptly after Parent obtaining knowledge of the announcement thereof, notice of any announcement by Moody's or S&P of any change in a Debt Rating; and

              (g) Promptly after such request, such other data and information as from time to time may be reasonably requested by Administrative Agent or any Lender through Administrative Agent.

         6.03 Payment of Taxes. Pay and discharge when due all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or any of its property, except for any such tax, assessment, charge or levy which is being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on its books in accordance with GAAP, and except, for such payments which, if not paid, do not in the aggregate, have a Material Adverse Effect.

         6.04 Preservation of Existence. Preserve and maintain its existence, licenses, permits, rights, franchises and privileges necessary or desirable in the normal conduct of its business, except where failure to do so does not have a Material Adverse Effect, and except that nothing in this Section 6.04 shall prohibit any transaction permitted by Section 7.03.

         6.05 Maintenance of Properties. Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good order and condition, subject to wear and tear in the ordinary course of business, except to the extent that the failure to do so does not have a Material Adverse Effect.

         6.06 Maintenance of Insurance. Maintain liability and casualty insurance with financially sound and reputable insurance companies not Affiliates of Parent in such amounts with such deductibles and against such risks as is customary for similarly situated businesses, except to the extent Parent or such Restricted Subsidiary maintains reasonable self-insurance with respect to such risks.

         6.07 Compliance With Laws.


              (a) Comply with the requirements of all applicable Laws and orders of any Governmental Authority, noncompliance with which has a Material Adverse Effect.

              (b) Conduct its operations and keep and maintain its property in compliance with all Environmental Laws, noncompliance with which has a Material Adverse Effect.

         6.08 Inspection Rights. At any time during regular business hours, upon reasonable notice, and as often as reasonably requested, but subject to Section 10.17, permit Administrative Agent or any Lender, or any employee, agent or representative thereof, to examine (and during the existence of an Event of Default, make copies and abstracts from) the records and books of account of Parent and its Restricted Subsidiaries and to visit and inspect their properties and to discuss their affairs, finances and accounts with any of their officers and key employees.

         6.09 Keeping of Records and Books of Account. Keep adequate records and books of account reflecting all material financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over Parent or the applicable Restricted Subsidiary.

         6.10 Compliance with ERISA. Cause, and cause each of its ERISA Affiliates to (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code; provided that this Section 6.10 shall not prohibit Parent and its ERISA Affiliates from terminating any Plan to the extent permitted by ERISA, the Code, and other applicable law or if such termination does not have a Material Adverse Effect.

         6.11 Compliance With Agreements. Promptly and fully comply with all Contractual Obligations to which any one or more of them is a party, except for any such Contractual Obligations (a) then being contested or intended to be timely contested by any of them in good faith by appropriate proceedings, or (b) the failure to comply with which does not have a Material Adverse Effect.

         6.12 Use of Proceeds. Use the proceeds of Extensions of Credit as represented herein.

         6.13 Designation of Unrestricted Companies. So long as no Default or Event of Default exists or arises as a result thereof, and subject to the next succeeding sentence, Parent may from time to time designate a Restricted Subsidiary as an Unrestricted Subsidiary or designate an Unrestricted Subsidiary as a Restricted Subsidiary; provided that Parent shall (a) provide
Administrative Agent written notification of such designation prior to or concurrently therewith (which written notification Administrative Agent will promptly forward to Lenders), and (b) if such designation is a Material Acquisition (in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary) or a Material Disposition (in the case of the designation of a Restricted Subsidiary as an Unrestricted Subsidiary), within 10 Business Days after such notification, deliver to Administrative Agent a certificate, in form reasonably acceptable to Administrative Agent, demonstrating pro-forma compliance (in accordance with Section 1.07) with Section 7.07 immediately prior to and after giving effect to such designation. Notwithstanding anything to the contrary contained herein, (x) Borrower and each Guarantor (other than Parent) shall at all times be a Restricted Subsidiary for all purposes hereunder, and Parent shall not designate Borrower or a Guarantor as an Unrestricted Subsidiary, (y) unless designated as an Unrestricted Subsidiary in compliance with clause (z) below, each Cable Subsidiary shall at all times be a Restricted Subsidiary for all purposes hereunder, and (z) Parent may designate a Cable Subsidiary as an Unrestricted Subsidiary at any time when the Leverage Ratio (calculated after giving pro forma effect to such designation) is less than or equal to 3.00 to 1.00.

                                   SECTION 7.
                               NEGATIVE COVENANTS
                               ------------------


         On and after the Effective Date, so long as any Obligations remain unpaid or unperformed, or any portion of the Commitments remains outstanding:

         7.01 Liens. Parent shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except:

              (a) Liens pursuant to any Loan Document;

              (b) Liens existing on the date of the Parent Revolving and Term Credit Agreement securing Indebtedness which does not exceed $500,000,000 in the aggregate for the Restricted Group (which, in the case of any such Lien securing Indebtedness in the amount of $100,000 or more, is listed on Schedule 7.01), and any renewals or extensions thereof, provided that such Liens are not extended to cover any other property, assets or revenues;

              (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person or such Liens are otherwise permitted under Section 6.03;

              (d) Carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested or intended to be timely contested in good faith and by appropriate proceedings;

              (e) Pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

              (f) Deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

              (g) Easements, rights-of-way, restrictions and other similar encumbrances affecting real property which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

              (h)  Attachment,  judgment  or  other  similar  Liens  arising  in connection with litigation or other legal proceedings (and not otherwise a Default hereunder) that are currently being contested in good faith by appropriate proceedings or are intended to be timely contested in good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

              (i)  Liens  in  favor  of   Parent   or  any  of  its   Restricted
Subsidiaries;

              (j) Liens on "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System).

              (k) Liens on property acquired (by purchase, merger or otherwise) after the date hereof, existing at the time of acquisition thereof (but not created in anticipation thereof), or placed thereon (at the time of such acquisition or within 180 days of such acquisition to secure a portion of the purchase price thereof), and any renewals or extensions thereof, so long as the Indebtedness secured thereby is permitted hereby; provided that such Liens do not and are not extended to cover any other property;

              (l) Liens under Sale-Leaseback Transactions and other Liens, and any renewals or extensions thereof, so long as the Indebtedness secured thereby does not exceed $500,000,000 in the aggregate for the Restricted Group;

              (m)  Liens  arising  in  connection   with  asset   securitization
transactions, so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed $300,000,000 at any one time; and

              (n) Liens not otherwise  permitted  hereby which do not secure any
Indebtedness   or  which  secure   Indebtedness   incurred   pursuant  to  Asset
Monetization Transactions.

         7.02 Subsidiary Indebtedness. Parent shall not permit any of its Restricted Subsidiaries (other than Borrower) to create, incur, assume or permit to exist any Indebtedness, except:

              (a) Indebtedness existing on the date of the Parent Revolving and Term Credit Agreement, which, for all such Indebtedness other than any Indebtedness which is less than $10,000,000 on an individual basis, is set forth on Schedule 7.02, and extensions, renewals and replacements of such Indebtedness that do not increase the outstanding principal amount thereof;

              (b) Indebtedness of any Restricted Subsidiary of Parent to Parent or any other Restricted Subsidiary of Parent;

              (c) Indebtedness of a Restricted Subsidiary of Parent that is a Guarantor (and, if requested by Administrative Agent as to any Restricted Subsidiary of Parent that becomes a Guarantor after the Effective Date, a satisfactory opinion of counsel is delivered to Administrative Agent relating thereto); and

              (d) Other Indebtedness of a Restricted Subsidiary of Parent that is not a Guarantor in an aggregate principal amount for all such Restricted Subsidiaries of Parent not exceeding $750,000,000 at any time (it being understood that any Indebtedness incurred pursuant to Section 7.01(m) or Section 7.02(c) shall not be counted in determining such $750,000,000 limit).

         7.03 Fundamental Changes.

              (a) Neither Parent nor Borrower shall (A) merge or consolidate with or into any Person or (B) liquidate, wind-up or dissolve itself or (C) sell, transfer or dispose of all or substantially all of its assets, provided, nothing in this Section 7.03 shall be construed to prohibit Parent or Borrower from reincorporating in another jurisdiction, changing its form of organization or merging into, or transferring all or substantially all of its assets to, another Person so long as

                  (i) either (x) Parent or Borrower, as the case may be, shall be the surviving entity with substantially the same assets immediately following the reincorporation or reorganization or (y) the surviving entity or transferee (the "Successor Corporation") shall, immediately following the merger or transfer, as the case may be, (A) have substantially all of the assets of Parent or Borrower, as the case may be, immediately preceding the merger or transfer, as the case may be, (B) have duly assumed all of Parent's or Borrower's, as the case may be, obligations hereunder and under the other Loan Documents in form and substance satisfactory to Administrative Agent (and, if requested by Administrative Agent, the Successor Corporation shall have delivered an opinion of counsel as to the assumption of such obligations) and (C) in the case of Parent, either (I) have then-effective ratings (or implied ratings) published by Moody's or S&P applicable to such Successor Corporation's senior, unsecured, non-credit-enhanced, long term indebtedness for borrowed money, which ratings shall be either Baa3 or higher (if assigned by Moody's) or BBB- or higher (if assigned by S&P) or (II) be acceptable to Required Lenders; and

                  (ii) immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing.

              (b) Parent and its Restricted Subsidiaries, taken as a whole, shall continue to maintain cable and other communications businesses as its primary lines of business.

         7.04 ERISA. Parent shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, at any time engage in a transaction which could be subject to Sections 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA); which, with respect to each event described in clauses
(a), (b) or (c) above, has a Material Adverse Effect.

         7.05 Limitations on Upstreaming. Parent shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly agree to any restriction or limitation on the making of dividends, distributions, loans or advances, the repaying of loans or advances or the transferring of assets from any such Restricted Subsidiary to Parent or any other Restricted Subsidiary of Parent, except (a) restrictions and limitations imposed by Law or by the Loan Documents, (b) customary restrictions and limitations contained in agreements relating to the sale of a Subsidiary or its assets that is permitted hereunder and (c) any other restrictions that could not reasonably be expected to impair Borrower's ability to repay the Obligations as and when due.

         7.06 Margin Regulations. Neither Parent nor any of its Restricted Subsidiaries shall, directly or indirectly, use the proceeds of any Extensions of Credit hereunder for "purchasing" or "carrying" "margin stock" (as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System), if such use would violate, or would be inconsistent with, the provisions of Regulations T, U, or X of such Board of Governors.

         7.07 Financial Covenants.


              (a) Interest Coverage Ratio. Parent shall not permit the Interest Coverage Ratio as of the end of any fiscal quarter of Parent set forth below to be less than the ratio set forth opposite such fiscal quarter:

                  ============================================================
                       Fiscal Quarter Ending                Ratio
                  ============================================================
                              12/31/02                   2.00 to 1.00
                  ------------------------------------------------------------
                              03/31/03                   2.00 to 1.00
                  ------------------------------------------------------------
                              06/30/03                   2.25 to 1.00
                  ------------------------------------------------------------
                      09/30/03 and thereafter            2.50 to 1.00
                  ============================================================

              (b) Leverage Ratio. Parent shall not permit the Leverage Ratio as of the end of any fiscal quarter of Parent set forth below to be greater than the ratio set forth opposite such fiscal quarter:

                  ============================================================
                       Fiscal Quarter Ending                Ratio
                  ============================================================
                              03/31/03                   6.25 to 1.00
                  ------------------------------------------------------------
                              06/30/03                   6.00 to 1.00
                  ------------------------------------------------------------
                      09/30/03 and thereafter            5.50 to 1.00
                  ============================================================


                                   SECTION 8.
                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------


         8.01 Events of Default. Any one or more of the following events shall constitute an Event of Default:

              (a) Borrower fails to pay any principal on any Outstanding Obligation (other than fees) on the date when due; or

              (b) Borrower fails to pay any interest on any Outstanding Obligation, or any facility or utilization fees, within five days after the date when due; or fails to pay any other fees or amount payable to Administrative Agent or any Lender under any Loan Document within five days after the date when due or, if applicable, after demand is made for the payment thereof; or

              (c) Any default occurs in the observance or performance of any agreement contained in Section 6.02(c), 6.12, 7.03 or 7.07; or

              (d) Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsections (a), (b) or (c) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice thereof to Borrower from Administrative Agent or any Lender; or

              (e) Any representation or warranty by any Loan Party in this Agreement or any other Loan Document or any Compliance Certificate proves to have been incorrect in any material respect when made or deemed made; or

              (f) (i) Borrower, Parent or any of the Restricted Subsidiaries of Parent (x) defaults in any payment when due (including any stated grace periods) of principal of or interest on any Indebtedness(other than the Obligations) having an aggregate principal amount in excess of the Threshold Amount or (y) defaults in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event (after giving effect to any applicable stated grace periods) is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, Indebtedness having an aggregate principal amount in excess of the Threshold Amount to be demanded or become due (automatically or otherwise) or to become subject to mandatory redemption prior to its stated maturity, or any Guaranty Obligation in such amount to become payable or cash collateral in respect thereof to be demanded (provided that to the extent that any default referred to in the preceding provisions of this Section 8.01(f) is cured or duly waived by the required holders of the applicable Indebtedness, such default shall cease to be an Event of Default hereunder, unless and except to the extent that Administrative Agent has theretofore exercised remedies hereunder pursuant to Section 8.02), or Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature; or

              (g) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of Required Lenders or all Lenders, as may be required hereunder, or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any material respect; or Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

              (h) (i) A final non-appealable judgment against Borrower, Parent, any of the Significant Subsidiaries of Parent or any Guarantor is entered for the payment of money (which is not covered by insurance) in excess of the Threshold Amount, or any non-monetary final judgment is entered against Borrower, Parent, any of the Significant Subsidiaries of Parent or any Guarantor which has a Material Adverse Effect if, in each case, such judgment remains unsatisfied without procurement of a stay of execution for (A) 30 calendar days after the date of entry of such judgment or, (B) if earlier, five days prior to the date of any possible execution sale, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated, stayed or fully bonded within 30 calendar days after its issue or levy; or

              (i) Borrower, Parent, any of the Significant Subsidiaries of Parent or any Guarantor institutes or consents to the institution of any proceeding under Debtor Relief Laws, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under Debtor Relief Laws relating to any such Person or to all or any part of its property is instituted without the consent of that Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

              (j) There occurs any Change of Control.

         8.02 Remedies Upon Event of Default. Without limiting any other rights or remedies of Administrative Agent or Lenders provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

              (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 8.01(i):

                  (i) Administrative Agent may (and, subject to the terms of Section 9, shall upon the request of Required Lenders) terminate the Commitments and/or declare all or any part of the unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower; and

                  (ii) Administrative Agent may (and, subject to the terms of Section 9, shall upon the request of Required Lenders) demand immediate payment by Borrower of an amount equal to the aggregate amount of all outstanding Letter of Credit Usage to be held in a Letter of Credit Cash Collateral Account.

              (b) Upon the  occurrence  of any  Event of  Default  described  in
Section 8.01(i):

                  (i)   The   Commitments   and   all   other   obligations   of
Administrative Agent or Lenders shall automatically terminate without notice to or demand upon Borrower, which are expressly waived by Borrower;

                  (ii) The unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be immediately due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower; and

                  (iii) An amount equal to the aggregate amount of all outstanding Letter of Credit Usage shall be immediately due and payable to Administrative Agent without notice to or demand upon Borrower, which are expressly waived by Borrower, to be held in a Letter of Credit Cash Collateral Account.

              (c) Upon the occurrence of any Event of Default, Administrative Agent may proceed to protect, exercise and enforce against Borrower the rights and remedies of Administrative Agent and Lenders under the Loan Documents and such other rights and remedies as are provided by Law or equity.

              (d) The order and manner in which Administrative Agent's and Lenders' rights and remedies are to be exercised shall be determined by Administrative Agent or Required Lenders in their sole and absolute discretion. Regardless of how a Lender may treat payments for the purpose of its own accounting, for the purpose of computing the Obligations hereunder, payments received during the existence of an Event of Default shall be applied first, to costs and expenses (including Attorney Costs) incurred by Administrative Agent and each Lender (to the extent that each Lender has a right to reimbursement thereof pursuant to the Loan Documents), second, to the payment of accrued and unpaid interest on the Obligations to and including the date of such application, third, to the payment of, or as cash collateral for, the unpaid principal of the Obligations, and fourth, to the payment of all other amounts (including fees) then owing to Administrative Agent and Lenders under the Loan Documents, in each case paid pro rata to each Lender in the same proportions that the aggregate Obligations owed to each Lender under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all Lenders, without priority or preference among Lenders.

                                   SECTION 9.
                              ADMINISTRATIVE AGENT
                              --------------------


         9.01 Appointment and Authorization of Administrative Agent.

              (a) Each Lender hereby irrevocably (subject to Section 9.09) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

              (b) Each Issuing Lender shall act on behalf of Lenders with respect to any Letters of Credit issued by it and the documents associated therewith; provided, however, that such Issuing Lender shall have all of the benefits and immunities (i) provided to Administrative Agent in this Section 9 with respect to any acts taken or omissions suffered by such Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Applications pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Section 9 included such Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to such Issuing Lender.

              (c) Swing Line Lender shall act on behalf of Lenders with respect to any Swing Line Loans made by it, provided, however, that Swing Line Lender shall have all of the benefits and immunities (i) provided to Administrative Agent in this Section 9 with respect to any acts taken or omissions suffered by Swing Line Lender in connection with Swing Line Loans made by it as fully as if the term "Administrative Agent" as used in this Section 9 included Swing Line Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to Swing Line Lender.

         9.02 Delegation of Duties. Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         9.03 Liability of Administrative Agent. No Administrative Agent-Related Person shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or
(ii) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by Borrower or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower or any Subsidiary or Affiliate thereof.

         9.04 Reliance by Administrative Agent.


              (a) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of Required Lenders or all Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of Required Lenders or all Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and participants. Where this Agreement expressly permits or prohibits an action unless Required Lenders or all Lenders otherwise determine, and in all other instances, Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of Lenders.

              (b) For purposes of  determining  compliance  with the  conditions specified in Section 4.01, absent Requisite Notice by such Lender to Administrative Agent to the contrary, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by Administrative Agent to each Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         9.05 Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent for the account of Lenders, unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." Administrative Agent will notify Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by Required Lenders in accordance with Section 8; provided, however, that unless and until Administrative Agent has received any such direction, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of Lenders.

         9.06 Credit  Decision;  Disclosure  of  Information  by  Administrative
Agent. Each Lender and participant acknowledges that no Administrative Agent-Related Person has made any representation or warranty to it, and that no act by Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower or any of its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender or participant as to any matter, including whether Administrative Agent-Related Persons have disclosed material information in their possession. Each Lender, including any Lender by assignment, and each participant represents to Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and its Subsidiaries and Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender and participant also represents that it will, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and its Subsidiaries and Affiliates. Except for notices, reports and other documents expressly required to be furnished to Lenders by Administrative Agent herein (which shall include the notices, reports and other documents described in Section 6.02),
Administrative Agent shall not have any duty or responsibility to provide any Lender or participant with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or any of its Subsidiaries or Affiliates which may come into the possession of any Administrative Agent-Related Person.

         9.07 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Administrative Agent-Related Person (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do
so), pro rata, and hold harmless each Administrative Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Administrative Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Administrative Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation of Administrative Agent.

         9.08 Administrative Agent in Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrower and its Subsidiaries and Affiliates as though Bank of America were not Administrative Agent, Swing Line Lender, or an Issuing Lender hereunder and without notice to or consent of Lenders. Lenders and participants acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower or such Affiliate) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not Administrative Agent, Swing Line Lender, or an Issuing Lender.

         9.09  Resignation by  Administrative  Agent.  Administrative  Agent may
resign as Administrative Agent upon 30 days' notice to Lenders. If Administrative Agent resigns under this Agreement, Required Lenders shall appoint from among Lenders a successor administrative agent for Lenders which successor administrative agent shall be consented to by Borrower at all times other than during the existence of an Event of Default (which approval of Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Lenders and Borrower, a successor administrative agent from among Lenders (or, if no Lender is willing to act as successor administrative agent, among other commercial banks each having a combined capital and surplus of at least $1,000,000,000), which successor administrative agent shall be consented to by Borrower at all times other than during the existence of an Event of Default (which approval of Borrower shall not be unreasonably withheld or delayed). Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 9 and Sections 10.03 and
10.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as Required Lenders appoint a successor agent as provided for above. As used in this Section 9.09, "Administrative Agent" shall also mean Swing Line Lender and each Issuing Lender. From and after the effective date of the resignation of Swing Line Lender or any Issuing Lender, Swing Line Lender or such Issuing Lender, as the case may be, shall continue to have the rights and obligations applicable to Swing Line Lender and Issuing Lender, as the case may be, with respect to any Swing Line Loans or Letters of Credit, as the case may be, outstanding on such effective date.

         9.10 Other Agents. None of Lenders (other than Bank of America) identified on the facing page or signature pages of this Agreement as having a title or role other than as a Lender shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   SECTION 10.
                                  MISCELLANEOUS
                                  -------------


         10.01 Amendments; Consents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by any Loan Party therefrom shall be effective unless in writing signed by each Loan Party party thereto and Required Lenders and acknowledged by Administrative Agent (or signed by Administrative Agent with the prior written consent of Required Lenders), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing sentence, without the approval in writing of Borrower, Administrative Agent and each Lender affected thereby, no amendment, modification, supplement, termination, waiver, approval, or consent may be effective to:

              (a) Reduce the amount of principal of any Outstanding Obligations owed to such Lender;

              (b) Reduce the rate of interest payable on any Outstanding Obligations owed to such Lender or the amount or rate of any fee or other amount payable to such Lender under the Loan Documents, except that Required Lenders may waive or defer the imposition of the Default Rate;

              (c) Waive an Event of Default consisting of the failure of Borrower to pay when due principal, interest, any facility or utilization fee, or any other amount payable to such Lender under the Loan Documents;

              (d) Postpone any date scheduled for the payment of principal of, or interest on, any Loan or any Letter of Credit reimbursement obligation or for the payment of any facility or utilization fee or for the payment of any other amount, in each case payable to such Lender under the Loan Documents, or extend the term of, or increase the amount of, such Lender's Commitment (it being understood that a waiver of any Event of Default not referred to in subsection
(c) above shall require only the consent of Required Lenders) or modify the Pro Rata Share of such Lender (except as contemplated hereby);

              (e) Amend or waive the definition of "Required Lenders" or the provisions of this Section 10.01 or Section 10.06; or

              (f) Amend or waive any provision of this Agreement that expressly requires the consent or approval of such Lender;

provided, however, that (i) no amendment, waiver or consent shall, unless in writing and signed by the affected Issuing Lender or Swing Line Lender, as the case may be, in addition to Required Lenders or each affected Lender, as the case may be, affect the rights or duties of such Issuing Lender or Swing Line Lender, as the case may be, (ii) no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to Required Lenders or each affected Lender, as the case may be, affect the rights or duties of Administrative Agent, (iii) any fee letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto, (iv) any amendment, waiver, or consent to a Letter of Credit Application which is not inconsistent with Section 2.03 shall require only the written approval of Borrower, Administrative Agent and the applicable Issuing Lender, (v) any amendment, waiver or consent relating to the timing of any Swing Line Loan, the Minimum Amount of any Swing

Line Loan or any procedural matter respecting any Swing Line Loan shall require only the consent of Swing Line Lender, Borrower and Administrative Agent and
(vi) no amendment, waiver or consent shall release all or substantially all of Guarantors from their obligations under the Guarantee Agreement without the written consent of all Lenders. Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section shall apply equally to, and shall be binding upon, all Lenders and Administrative Agent.

         10.02  Requisite  Notice;  Effectiveness  of Signatures  and Electronic
Mail.


              (a) Requisite Notice. Notices given in connection with any Loan Document shall be delivered to the intended recipient at the number and/or address set forth on the Administrative Questionnaire (or as otherwise specified from time to time by such recipient in writing to Administrative Agent) and shall be given by (i) irrevocable written notice or (ii) except as otherwise provided, irrevocable telephonic (not voicemail) notice. Such notices may be delivered, must be confirmed and shall be effective as follows:

           Mode of Delivery                   Effective:
           ---------------------------------- -------------------------------------------------------------
           Mail                               On earlier of actual  receipt and fourth  Business Day after deposit in U.S. Mail, first class postage pre-paid

           Courier or hand delivery           When signed for by recipient

           Telephone (not  voicemail)         When conversation completed (must be confirmed in writing)

           Facsimile                          When confirmed by telephone (not voicemail)

           Electronic Mail                    When delivered (usage subject to subsection (c) below)

provided,  however,  that notices delivered to Administrative  Agent pursuant to
Section 2 shall not be effective until actually received by Administrative Agent; provided, further, that Administrative Agent may require that any notice be confirmed or followed by a manually-signed hard copy thereof. Notices shall be in any form prescribed herein and, if sent by Borrower, shall be made by a Responsible Officer of Borrower. Notices delivered and, if required, confirmed in accordance with this subsection shall be deemed to have been delivered by Requisite Notice.

              (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed hard copies and shall be binding on Borrower, Administrative Agent and Lenders. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed hard copy thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

              (c) Limited Usage of Electronic Mail. Electronic mail and internet and intranet websites may be used to distribute routine communications, such as financial statements and other information, and to distribute agreements and other documents to be signed by Administrative Agent, Lenders and Borrower. No other legally-binding and/or time-sensitive communication or Request for Extension of Credit may be sent by electronic mail without the consent of, or confirmation to, the intended recipient in each instance.

              (d) Reliance by Administrative Agent and Lenders. Administrative Agent and Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify Administrative Agent-Related Persons and Lenders from any loss, cost, expense or liability as a result of relying on any notices purportedly given by or on behalf of Borrower absent the gross negligence or willful misconduct of the Person seeking indemnification.

         10.03 Attorney Costs, Expenses and Taxes. Borrower agrees (a) to pay or reimburse Administrative Agent and Lead Arrangers for all reasonable costs and expenses incurred in connection with the development, preparation, negotiation and execution of the Loan Documents, and to pay or reimburse Administrative Agent for all reasonable costs and expenses incurred in connection with the development, preparation, negotiation and execution of any amendment, waiver, consent, supplement or modification to, any Loan Documents, and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Administrative Agent, and (b) to pay or reimburse Administrative Agent and each Lender for all costs and expenses incurred in connection with any restructuring, reorganization (including a bankruptcy reorganization) or enforcement or attempted enforcement of, or preservation of any rights under, any Loan Documents, and any other documents prepared in connection herewith or therewith, or in connection with any refinancing or restructuring of any such documents in the nature of a "workout" or of any insolvency or bankruptcy proceeding, including Attorney Costs. The agreements in this Section shall survive repayment of all Obligations.

         10.04 Binding Effect; Assignment.


              (a) This Agreement and the other Loan Documents to which Borrower is a party will be binding upon and inure to the benefit of Borrower, Administrative Agent, Lenders and their respective successors and assigns, except that, Borrower may not, except as permitted by Section 7.03, assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all Lenders and any such attempted assignment shall be void. Any Lender may at any time pledge its Note or any other instrument evidencing its rights as a Lender under this Agreement to a Federal Reserve Bank or, if such Lender is a fund, to any trustee or to any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities, but no such pledge shall release such Lender from its obligations hereunder or grant to such Federal Reserve Bank or trust or other representative the rights of a Lender hereunder absent foreclosure of such pledge, and any transfer to any Person upon the enforcement of such pledge shall be subject to this Section 10.04.

              (b) From time to time, each Lender may assign to one or more banks or other financial institutions (with any such bank or other financial institution, other than an Affiliate of the assigning Lender, being required to have a combined capital and surplus of at least $250,000,000 (such qualifications being subject to waiver by Borrower and Administrative Agent)) all or any portion of its Commitment and/or Extensions of Credit; provided that
(i) such assignment, if not to a Lender or an Affiliate of the assigning Lender, shall be consented to (which consents shall not be unreasonably withheld) by Borrower at all times other than during the existence of an Event of Default and by Administrative Agent, Swing Line Lender and each Issuing Lender, (ii) a copy of a duly signed and completed Assignment and Acceptance shall be delivered to Administrative Agent, (iii) except in the case of an assignment (A) to an Affiliate of the assigning Lender or to another Lender or (B) of the entire remaining Commitment of the assigning Lender, the portion of the Commitment assigned shall not be less than the Minimum Amount therefor, and (iv) the effective date of any such assignment shall be as specified in the Assignment and Acceptance, but not earlier than the date which is five Business Days after the date Administrative Agent has received the Assignment and Acceptance. Upon obtaining any consent required as set forth in the prior sentence, any forms required by Section 10.20 and payment of the requisite fee described below, the assignee named therein shall be a Lender for all purposes of this Agreement to the extent of the Assigned Interest (as defined in such Assignment and Acceptance), and, except for rights and obligations which by their terms survive termination of any Commitments, the assigning Lender shall be released from any further obligations under this Agreement to the extent of such Assigned Interest. Upon request, Borrower shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender to evidence Loans made by them. Administrative Agent's consent to any assignment shall not be deemed to constitute any representation or warranty by any Administrative Agent-Related Person as to any matter. Administrative Agent shall record the information contained in the Assignment and Acceptance in the Register.

              (c) After receipt of a completed Assignment and Acceptance, and receipt of an assignment fee of $3,500 from such assignee and/or such assigning Lender (including in the case of assignments to Affiliates of assigning Lenders), Administrative Agent shall, promptly accept such Assignment and Acceptance and record information contained therein in the Register on the effective date thereof determined pursuant thereto.

              (d) Each Lender may from time to time, without the consent of any other Person, grant participations to one or more other Persons (including another Lender) in all or any portion of its Pro Rata Share of its Commitment and/or Extensions of Credit; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank or other financial institution shall not be a Lender hereunder for any purpose except, if the participation agreement so provides, for the purposes of the increased cost provisions of
Section 3 (but only to the extent that the cost of such benefits to Borrower does not exceed the cost which Borrower would have incurred in respect of such Lender absent the participation) and for purposes of Section 10.06, (iv) Borrower, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (v) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents; provided, however, that the assigning Lender may, in any agreement with a participant, give such participant the right to consent (as between the assigning Lender and such participant) to any matter which (A) extends the Maturity Date as to such participant or any other date upon which any payment of money is due to such participant, (B) reduces the rate of interest owing to such participant or any fee or any other monetary amount owing to such participant, or (C) reduces the amount of any scheduled payment of principal owing to such participant. Any Lender that sells a participation to any Person that is a "foreign corporation, partnership or trust" within the meaning of the Code shall include in its participation agreement with such Person a covenant by such Person that such Person will comply with the provisions of Section 10.20 as if such Person were a Lender and provide that Administrative Agent and Borrower shall be third party beneficiaries of such covenant. Each Lender that sells or grants a participation shall (a) withhold or deduct from each payment to the holder of such participation the amount of any tax required under applicable law to be withheld or deducted from such payment and not withheld or deducted therefrom by Borrower or Administrative Agent, (b) pay the tax so withheld or deducted by it to the appropriate taxing authority in accordance with applicable law and (c) indemnify Borrower and Administrative Agent for any losses, cost and expenses that they may incur as a result of any failure to so withhold or deduct and pay such tax.

         10.05 Set-off. In addition to any rights and remedies of Administrative Agent and Lenders or any assignee of any Lender or any Affiliate thereof (each, a "Proceeding Party") provided by law, upon the occurrence and during the continuance of any Event of Default, each Proceeding Party is authorized at any time and from time to time, without prior notice to Borrower, any such notice being waived by Borrower to the fullest extent permitted by law, to proceed directly, by right of set-off, banker's lien or otherwise, against any assets of Borrower which may be in the hands of such Proceeding Party (including all general or special, time or demand, provisional or other deposits and other indebtedness owing by such Proceeding Party to or for the credit or the account of Borrower) and apply such assets against the Obligations then due and payable, irrespective of whether such Proceeding Party shall have made any demand therefor. Each Lender agrees promptly to notify Borrower and Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         10.06 Sharing of Payments. Each Lender severally agrees that if it, through the exercise of any right of setoff, banker's lien or counterclaim against Borrower or otherwise, receives payment of the Obligations held by it of a type owed ratably to the various Lenders that is ratably more than any other Lender receives in payment of those Obligations held by such other Lender, then, subject to applicable Laws, (a) such Lender exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Lender a participation in the Obligations held by the other Lender and shall pay to the other Lender a purchase price in an amount so that the share of the
Obligations held by each Lender after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all Lenders share any payment obtained in respect of the Obligations ratably in accordance with each Lender's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Lender by Borrower or any Person claiming through or succeeding to the rights of Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Lender that purchases a participation in the Obligations pursuant to this Section shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if Lender were the original owner of the Obligation purchased.

         10.07 No Waiver; Cumulative Remedies.


              (a) No failure by any Lender or Administrative Agent to exercise, and no delay by any Lender or Administrative Agent in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

              (b) The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Any decision by Administrative Agent or any Lender not to require payment of any interest (including interest at the Default Rate), fee, cost or other amount payable under any Loan Document or to calculate any amount payable by a particular method on any occasion shall in no way limit or be deemed a waiver of Administrative Agent's or such Lender's right to require full payment thereof, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

              (c) Except with respect to Section 9.09, the terms and conditions of Section 9 are for the sole benefit of Administrative Agent and Lenders.

         10.08 Usury. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excessive interest shall be applied to the principal of the Outstanding Obligations or, if it exceeds the unpaid principal, refunded to Borrower. In determining whether the interest contracted for, charged or received by Administrative Agent or any Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread, in equal or unequal parts, the total amount of interest throughout the contemplated term of the Obligations.

         10.09 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.10 Integration. This Agreement, together with the other Loan Documents and any letter agreements referred to herein, comprises the complete and integrated agreement of the parties regarding the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor of Administrative Agent or Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

         10.11 Nature of Lenders' Obligations. Nothing contained in this Agreement or any other Loan Document and no action taken by Administrative Agent or Lenders or any of them pursuant hereto or thereto may, or may be deemed to, make Lenders a partnership, an association, a joint venture or other entity, either among themselves or with Borrower or any Subsidiary or Affiliate of Borrower. Each Lender's obligation to make any Extension of Credit pursuant hereto is several and not joint or joint and several. A default by any Lender will not increase the Pro Rata Share attributable to any other Lender.

         10.12 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document shall survive the execution and delivery thereof. Such representations and warranties have been or will be relied upon by Administrative Agent and each Lender, notwithstanding any investigation made by Administrative Agent or any Lender or on their behalf.

         10.13 Indemnity by Borrower.

              (a) Whether or not the transactions contemplated hereby are consummated, Borrower agrees to indemnify, save and hold harmless each Administrative Agent-Related Person and each Lender and their respective Affiliates, directors, officers, agents, attorneys and employees (collectively the "Indemnitees") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than Administrative Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against Borrower, any of its Affiliates or any of its officers or directors;
(ii) any and all claims, demands, actions or causes of action arising out of or relating to the Loan Documents, the Commitments, the use or contemplated use of the proceeds of any Extension of Credit, or the relationship of Borrower, Administrative Agent and Lenders under this Agreement; (iii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection
(i) or (ii) above; and (iv) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including Attorney Costs (limited to one law firm for Lenders unless Lenders have differing interests or defenses that preclude the engagement of one law firm to represent Lenders)) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, including settlement costs incurred with the prior written consent of Borrower (which consent shall not be unreasonably withheld), whether or not arising out of the negligence of an Indemnitee, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct. The agreements in this Section shall survive repayment of all Obligations.

              (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, no liability, right, remedy or claim shall arise, be asserted or be enforceable (i) at any time as against any AT&T Party or (ii) prior to the Effective Date, as against any AT&T Broadband Party, in each case by or on behalf of Administrative Agent, any Lender, Borrower or any Guarantor, in respect of the Obligations, this Agreement or any other Loan Document, all such liabilities, rights, remedies and claims, if any, being expressly waived. As used herein, (x) "AT&T Party" shall mean AT&T Corp., a New York corporation, or any of its Subsidiaries or any of the respective officers, directors, employees, representatives or agents of any of the foregoing, other than any AT&T Broadband Party and (y) "AT&T Broadband Party" shall mean Broadband and its Subsidiaries.

         10.14 Nonliability of Lenders. Borrower acknowledges and agrees that:

              (a) Any inspections of any property of Borrower made by or through Administrative Agent or Lenders are for purposes of administration of the Loan Documents only, and Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of Borrower);

              (b) By accepting or approving anything required to be observed, performed, fulfilled or given to Administrative Agent or Lenders pursuant to the Loan Documents, neither Administrative Agent nor Lenders shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by Administrative Agent or Lenders;

              (c) The relationship between Borrower and Administrative Agent and Lenders is, and shall at all times remain, solely that of borrower and lenders; neither Administrative Agent nor any Lender shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or its Affiliates, or to owe any fiduciary duty to Borrower or its Affiliates; neither Administrative Agent nor any Lender undertakes or assumes any responsibility or duty to Borrower or its

Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrower or its Affiliates of any matter in connection with their property or the operations of Borrower or its Affiliates; Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Administrative Agent or any Lender in connection with such matters is solely for the protection of Administrative Agent and Lenders and neither Borrower nor any other Person is entitled to rely thereon; and

              (d) Neither Administrative Agent nor any Lender shall be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to property caused by the actions, inaction or negligence of Borrower and/or its Affiliates and Borrower hereby indemnifies and holds Administrative Agent and Lenders harmless from any such loss, damage, liability or claim.

         10.15 No Third Parties Benefitted. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrower, Administrative Agent and Lenders in connection with the Extensions of Credit, and is made for the sole benefit of Borrower, Administrative Agent and Lenders, and Administrative Agent's and Lenders' successors and permitted assigns, and, with respect to Section 10.13(b), the AT&T Parties and the AT&T Broadband Parties. Except as provided in Sections 10.04 and 10.13, no other Person shall have any rights of any nature hereunder or by reason hereof.

         10.16 Severability. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective and severable to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Administrative
Agent, Lenders and Borrower agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

         10.17 Confidentiality. Administrative Agent and each Lender shall use any confidential non-public information concerning Borrower and its Subsidiaries and Affiliates that is furnished to Administrative Agent or such Lender by or on behalf of Borrower and its Subsidiaries in connection with the Loan Documents (collectively, "Confidential Information") solely for the purpose of administering and enforcing the Loan Documents, and it will hold the Confidential Information in confidence. Notwithstanding the foregoing, Administrative Agent and each Lender may disclose Confidential Information (a) to their affiliates or any of their or their affiliates' directors, officers, employees, auditors, counsel, advisors, or representatives (collectively, the "Representatives") who need to know such information for the purposes set forth in this Section and who have been advised of and acknowledge their obligation to keep such information confidential in accordance with this Section, (b) to any bank or financial institution or other entity to which such Lender has assigned or desires to assign an interest or participation in the Loan Documents or the Obligations, provided that any such foregoing recipient of such Confidential Information agrees to keep such Confidential Information confidential as specified herein, (c) to any governmental agency or regulatory body having or claiming to have authority to regulate or oversee any aspect of Administrative Agent's or such Lender's business or that of their Representatives in connection with the exercise of such authority or claimed authority, (d) to the extent necessary or appropriate to enforce any right or remedy or in connection with any claims asserted by or against Administrative Agent or such Lender or any of their Representatives, and (e) pursuant to any subpoena or any similar legal process. For purposes hereof, the term "Confidential Information" shall not include information that (x) is in Administrative Agent's or a Lender's possession prior to its being provided by or on behalf of Borrower or any of its Subsidiaries or Affiliates, provided that such information is not known by Administrative Agent or such Lender to be subject to another confidentiality agreement with, or other legal or contractual obligation of confidentiality to, Borrower or any of its Subsidiaries or Affiliates, (y) is or becomes publicly available (other than through a breach hereof by Administrative Agent or such Lender), or (z) becomes available to Administrative Agent or such Lender on a nonconfidential basis, provided that the source of such information was not known by Administrative Agent or such Lender to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information.

         10.18 Headings. Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

         10.19  Time  of the  Essence.  Time  is of  the  essence  of  the  Loan
Documents.

         10.20 Foreign Lenders. Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the Closing Date in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, IRS Form W-8ECI or W-8BEN, as appropriate, or any successor form prescribed by the IRS, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to the Loan Documents is effectively connected with the conduct of a trade or business in the United States, or (ii) if such Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and intends to claim an exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," IRS Form W-8, or any successor form prescribed by the IRS, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a ten-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower, and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code). Thereafter and from time to time, each such Person shall (a) promptly submit to Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by Borrower pursuant to this Agreement, (b) promptly notify Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of Administrative Agent. The obligation of Lenders under this Section shall survive the payment of all Obligations and the resignation of Administrative Agent.

         10.21 Removal and Replacement of Lenders.

              (a) Under any circumstances set forth in this Agreement providing that Borrower shall have the right to remove or replace a Lender as a party to this Agreement, Borrower may, upon notice to such Lender and Administrative
Agent, remove such Lender by (i) non ratably terminating such Lender's Commitment and/or (ii) causing such Lender to assign its Commitment pursuant to
Section 10.04(b) to one or more other Lenders or eligible assignees procured by Borrower. Borrower shall, in the case of a termination of such Lender's
Commitment pursuant to clause (i) preceding, (x) pay in full all principal, interest, fees and other amounts owing to such Lender through the date of termination (including any amounts payable pursuant to Section 3), (y) provide appropriate assurances and indemnities (which may include letters of credit) to such Lender and Issuing Lender as each may reasonably require with respect to any continuing risk participation interest in any Letters of Credit or Swing Line Loans then outstanding and (z) release such Lender from its obligations under the Loan Documents from and after the date of termination. Borrower shall, in the case of an assignment pursuant to clause (ii) preceding, cause to be paid the assignment fee payable to Administrative Agent pursuant to Section 10.04(c). Any such Lender whose Commitment is being assigned shall execute and deliver an Assignment and Acceptance covering such Lender's Commitment. Administrative Agent shall distribute an amended Schedule 2.01, which shall be deemed incorporated into this Agreement, to reflect adjustments to Lenders and their Commitments.

              (b) This section shall supercede any provisions in Section 10.01 to the contrary.

         10.22 Governing Law.

              (a) THE LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

              (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT,
BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES, TO THE EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO ITS ADDRESS SPECIFIED HEREIN, OR BY ANY OTHER MEANS PERMITTED BY THE LAWS OF THE STATE OF NEW YORK.

         10.23 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.]

                                   SCHEDULE A

                         ASSET MONETIZATION TRANSACTIONS
                         -------------------------------

------------------------------------------------------------------------------
                                               Outstanding Amount
                                              at December 31, 2001
------------------------------------------------------------------------------
JP Morgan Comcast 3-Year                         $  243,990,000
------------------------------------------------------------------------------
JP Morgan Comcast 4-Year
                                                    243,939,000
------------------------------------------------------------------------------
JP Morgan Comcast 5-Year
                                                    244,548,000
------------------------------------------------------------------------------
COMCAST SAILS-3 YEAR
                                                    319,973,000
------------------------------------------------------------------------------
COMCAST SAILS-4 YEAR
                                                    277,251,000
------------------------------------------------------------------------------
COMCAST SAILS-5 YEAR
                                                    285,908,000
------------------------------------------------------------------------------
DEUTCHE BANK MICROSOFT-3 YEAR
                                                    458,157,000
------------------------------------------------------------------------------
DEUTCHE BANK MICROSOFT-4 YEAR
                                                    458,157,000
------------------------------------------------------------------------------
DEUTCHE BANK MICROSOFT-5 YEAR
                                                    452,994,000
------------------------------------------------------------------------------
MICROSOFT SAILS-3 YEAR
                                                    201,011,000
------------------------------------------------------------------------------
MICROSOFT SAILS-4 YEAR
                                                    197,745,000
------------------------------------------------------------------------------
MICROSOFT SAILS-5 YEAR
                                                    195,790,000
------------------------------------------------------------------------------
MEDIAONE FRN DEBT
                                                  1,739,486,000
------------------------------------------------------------------------------
MEDIAONE PIES II
                                                    714,707,000
------------------------------------------------------------------------------
CABLEVISION MONETIZATION
                                                  1,030,259,000
------------------------------------------------------------------------------
RAINBOW MEDIA MONETIZATION
                                                    195,683,000
------------------------------------------------------------------------------
TOTAL ASSET MONETIZATION TRANSACTIONS            $7,259,598,000
------------------------------------------------------------------------------

                                  SCHEDULE 2.01
                                   COMMITMENTS
                               AND PRO RATA SHARES
                               -------------------

NOTE: THIS SCHEDULE 2.01 REFLECTS COMMITMENTS AND PRO RATA SHARES OF LENDERS AS OF AUGUST 24, 2000. IT DOES NOT REFLECT ANY CHANGES OF ANY OF THE COMMITMENTS OR PRO RATA SHARES OF LENDERS WHICH HAVE OCCURRED SINCE AUGUST 24, 2000 AS A RESULT OF ASSIGNMENTS OR OTHER ADJUSTMENTS CONTEMPLATED BY THE AGREEMENT. THE CURRENT COMMITMENTS AND PRO RATA SHARES OF LENDERS ARE REFLECTED IN THE REGISTER.

===========================================================================================================
                              Lender                                 Commitment         Pro Rata Share
===========================================================================================================
Bank of America, N.A.                                              $190,125,000.00       8.4500000000%
-----------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                           $190,125,000.00       8.4500000000%
-----------------------------------------------------------------------------------------------------------
The Bank of New York                                               $190,125,000.00       8.4500000000%
-----------------------------------------------------------------------------------------------------------
Citibank, N.A.                                                     $190,125,000.00       8.4500000000%
-----------------------------------------------------------------------------------------------------------
Barclays Bank PLC                                                  $126,750,000.00       5.6333333333%
-----------------------------------------------------------------------------------------------------------
First Union National Bank                                          $126,750,000.00       5.6333333333%
-----------------------------------------------------------------------------------------------------------
The Industrial Bank of Japan, Limited                              $126,750,000.00       5.6333333333%
-----------------------------------------------------------------------------------------------------------
Toronto Dominion (Texas), Inc.                                     $126,750,000.00       5.6333333333%
-----------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                                            $75,000,000.00        3.3333333333%
-----------------------------------------------------------------------------------------------------------
Deutsche Bank AG New York Branch and/or Cayman                     $75,000,000.00        3.3333333333%
Islands Branch
-----------------------------------------------------------------------------------------------------------
Fleet National Bank                                                $75,000,000.00        3.3333333333%
-----------------------------------------------------------------------------------------------------------
PNC Bank, National Association                                     $75,000,000.00        3.3333333333%
-----------------------------------------------------------------------------------------------------------
The Sumitomo Bank, Limited                                         $75,000,000.00        3.3333333333%
-----------------------------------------------------------------------------------------------------------
SunTrust Bank                                                      $75,000,000.00        3.3333333333%
-----------------------------------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale, New York Branch              $75,000,000.00        3.3333333333%
-----------------------------------------------------------------------------------------------------------
Mellon Bank, N.A.                                                  $50,000,000.00        2.2222222222%
-----------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale, Cayman Islands Branch          $37,500,000.00        1.6666666667%
-----------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Company of New York                          $37,500,000.00        1.6666666667%
-----------------------------------------------------------------------------------------------------------
Lehman Commercial Paper Inc.                                       $37,500,000.00        1.6666666667%
-----------------------------------------------------------------------------------------------------------
Lloyds TSB Bank plc                                                $37,500,000.00        1.6666666667%
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Corporation                                  $37,500,000.00        1.6666666667%
-----------------------------------------------------------------------------------------------------------
The Sanwa Bank, Ltd., New York Branch                              $30,000,000.00        1.3333333333%
-----------------------------------------------------------------------------------------------------------
Arab Bank Plc                                                      $25,000,000.00        1.1111111111%
-----------------------------------------------------------------------------------------------------------


                                                      1

===========================================================================================================
                              Lender                                 Commitment         Pro Rata Share
===========================================================================================================
Bank One, NA                                                       $25,000,000.00        1.1111111111%
-----------------------------------------------------------------------------------------------------------
Dresdner Bank AG, New York and Grand Cayman Branches               $25,000,000.00        1.1111111111%
-----------------------------------------------------------------------------------------------------------
The Norinchukin Bank, New York Branch                              $25,000,000.00        1.1111111111%
-----------------------------------------------------------------------------------------------------------
Allfirst Bank                                                      $17,500,000.00        0.7777777778%
-----------------------------------------------------------------------------------------------------------
BNP Paribas                                                        $15,000,000.00        0.6666666667%
-----------------------------------------------------------------------------------------------------------
Credit Suisse First Boston                                         $12,500,000.00        0.5555555556%
-----------------------------------------------------------------------------------------------------------
Summit Bank                                                        $12,500,000.00        0.5555555556%
-----------------------------------------------------------------------------------------------------------
The Tokai Bank, Limited, New York Branch                           $12,500,000.00        0.5555555556%
-----------------------------------------------------------------------------------------------------------
U.S. Bank National Association                                     $12,500,000.00        0.5555555556%
-----------------------------------------------------------------------------------------------------------
First Tennessee Bank National Association                           $7,500,000.00        0.3333333333%
-----------------------------------------------------------------------------------------------------------
Total                                                             $2,250,000,000.00         100.00%
===========================================================================================================

                                                     2

                                                  SCHEDULE 2.03

                                            EXISTING LETTERS OF CREDIT
                                            --------------------------

================================================================================================================

  Issuing lender                            Expiration                                             Evergreen
                             Amount           Date                 Beneficiary                      (yes/no)
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $11,640,000.00    02/14/01      GE American Communications                  No
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $25,000.00        03/10/01      Manassas Park, VA                          Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        04/30/01      Brentwood, MD                              Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        04/30/01      University Park, MD                        Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $11,000.00        04/30/01      New Carrollton, MD                         Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        04/30/01      Mt. Rainier, MD                            Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $24,000.00        04/30/01      Laurel, MD                                 Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $16,000.00        04/30/01      Greenbelt, MD                              Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        09/30/00      North Brentwood, MD                        Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        09/30/00      Colmar Manor, MD                           Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $40,000.00        09/30/00      College Park, MD                           Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        09/30/00      Berwyn Heights, MD                         Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $500,000.00       09/30/00      Prince George's County, MD                 Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $15,000.00        03/31/01      Bowie, MD                                  Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        04/30/01      District Heights, MD                       Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        04/30/01      Landover Hills, MD                         Yes
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        04/30/01      Edmonston, MD                              Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        09/30/00      Glenarden, MD                              Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $51,000.00        03/31/01      City Manager/City of Bowie, MD             Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $29,818.00        04/15/01      Board of County Supervisors                Yes
                                                           of Prince William County
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $30,000.00        12/15/00      Indian Head Park                           Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $200,000.00       10/02/00      St. Charles                                Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $200,000.00       10/02/00      Geneva                                     Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $20,000.00        10/02/00      Hazel Crest                                Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $100,000.00       10/02/00      Deer Park                                  Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $50,000.00        10/02/00      Flossmoor                                  Yes
----------------------------------------------------------------------------------------------------------------

                                                        1

----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $36,429.00        10/02/00      Barrington                                 Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $200,000.00       10/02/00      Addison                                    Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $15,000.00        10/31/00      Los Angeles County                         Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $500,000.00       10/31/00      Alexandria, VA                             Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $75,000.00        04/30/01      Lancaster, CA                              Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $100,000.00       05/16/01      First Trust of California                  Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        07/01/01      Sherburne/Wright County CCC                Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $10,000.00        12/31/00      Manitowoc                                  Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $40,000.00        10/05/00      Glen Ellyn                                 Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $25,000.00        10/15/00      Grayslake                                  Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $25,000.00        10/15/00      Libertyville                               Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $5,000.00         10/31/00      Hassan                                     Yes
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $25,000.00        11/21/00      Wauconda                                   Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $10,000.00        03/31/01      Lee's Summit                               Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $250,000.00       04/11/01      Savannah, GA                               Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $5,000.00         07/13/01      County of Los Angeles CACT                 Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $15,000.00        02/24/01      County of Los Angeles ISD                  Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $150,000.00       07/12/01      Jesup City                                 Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $20,000.00        07/12/01      Independence, MO                           Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $5,000.00         07/12/01      Raymore                                    Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $10,000.00        07/12/01      Blue Springs                               Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $7,500.00         07/12/01      Raytown                                    Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $5,000.00         07/12/01      Sugar Creek                                Yes
----------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia        $5,000.00         07/12/01      Peculiar                                   Yes
================================================================================================================

                                                        2

                                  SCHEDULE 7.01

                                 EXISTING LIENS
                                 --------------

--------------------------------------------------------------------------------
                                                            Outstanding Amount
                                                                  Secured
                                                            at December 31, 2001
--------------------------------------------------------------------------------
Prime Cable Automobile Leases                                $   1,287,228
--------------------------------------------------------------------------------
Holdings - P.C. Building Leases
                                                                   529,524
--------------------------------------------------------------------------------
CN8 Capital Leases
                                                                   127,187
--------------------------------------------------------------------------------
Southeast Region Capital Leases
                                                                   22,682
--------------------------------------------------------------------------------
SCH Holdings Capital Leases                                         2,976
--------------------------------------------------------------------------------
Jones Car Leases (Various Subs)                                 4,253,436
--------------------------------------------------------------------------------
Jones West Chester Data Center Mortgage                         2,144,442
--------------------------------------------------------------------------------
Lenfest AUL Loan                                                2,491,147
--------------------------------------------------------------------------------
Lenfest PIDA Loan                                                 756,758
--------------------------------------------------------------------------------
Lenfest Capital Leases (Various Subs)                             254,419
--------------------------------------------------------------------------------
TOTAL COMCAST CABLE OUTSTANDING LIENS                        $ 11,869,799
--------------------------------------------------------------------------------
Transponder Lease                                             104,092,000
--------------------------------------------------------------------------------
GE Capital Capital Leases                                       2,204,000
--------------------------------------------------------------------------------
Digiventures Capital Leases                                   122,416,000
--------------------------------------------------------------------------------
RoadRunner Capital Leases                                       8,371,000
--------------------------------------------------------------------------------
Media One Capital Leases                                        6,516,000
--------------------------------------------------------------------------------
Cablevision Capital Leases                                      1,805,000
--------------------------------------------------------------------------------
Insight Capital Leases                                          1,153,000
--------------------------------------------------------------------------------
Other Media One Capital Leases                                    454,000
--------------------------------------------------------------------------------
Media One Capital Asset Leases                                147,046,000
--------------------------------------------------------------------------------
DAKOTALAND BRDCASTG                                               740,000
--------------------------------------------------------------------------------
TOTAL BROADBAND OUTSTANDING LIENS                           $ 394,797,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL AT&T COMCAST CORP RESTRICTED GROUP LIENS              $ 406,666,799
--------------------------------------------------------------------------------

                                  SCHEDULE 7.02

                        EXISTING SUBSIDIARY INDEBTEDNESS
                        --------------------------------

--------------------------------------------------------------------------------
                                                             Outstanding Amount
                                                            at December 31, 2001
--------------------------------------------------------------------------------
Comcast Cable Commercial Paper                               $      397,347,958
--------------------------------------------------------------------------------
Comcast Cable Five-Year Revolver                                    850,000,000
--------------------------------------------------------------------------------
Comcast Cable 8 1/8% Sr. Notes Due 2004                             320,367,497
--------------------------------------------------------------------------------
Comcast Cable 8 3/8% Sr. Notes Due 2007                             597,514,452
--------------------------------------------------------------------------------
Comcast Cable 8 7/8% Sr. Notes Due 2017                             545,914,708
--------------------------------------------------------------------------------
Comcast Cable 8 1/2% Sr. Notes Due 2027                             249,590,672
--------------------------------------------------------------------------------
Comcast Cable 6.20% Sr. Notes Due 2008                              798,409,153
--------------------------------------------------------------------------------
Comcast Cable 6 3/8% Sr. Notes Due 2006                             511,344,591
--------------------------------------------------------------------------------
Comcast Cable 6 3/4% Sr. Notes Due 2011                             993,077,752
--------------------------------------------------------------------------------
Comcast Cable 6 7/8% Sr. Notes Due 2009                             751,538,963
--------------------------------------------------------------------------------
Comcast Cable 7 1/8% Sr. Notes Due 2013                             748,390,700
--------------------------------------------------------------------------------
Jones 9 5/8% Sr. Notes Due 2002                                     200,000,000
--------------------------------------------------------------------------------
Jones 8 7/8% Sr. Notes Due 2007                                     249,116,468
--------------------------------------------------------------------------------
Jones 7 5/8% Sr. Notes Due 2008                                     197,381,520
--------------------------------------------------------------------------------
Lenfest 8 3/8% Sr. Notes Due 2005                                   696,955,569
--------------------------------------------------------------------------------
Lenfest 10 1/2% Sr. Sub. Notes Due 2006                             132,997,223
--------------------------------------------------------------------------------
Lenfest 7 5/8% Sr. Notes Due 2008                                   156,419,207
--------------------------------------------------------------------------------
Lenfest 8 1/4% Sr. Sub. Notes Due 2008                              154,345,046
--------------------------------------------------------------------------------
Other Comcast Cable Subsidiary Indebtedness (Less than
$10MM on an individual basis.)                                       11,869,799
--------------------------------------------------------------------------------
Comcast Cable Letters of Credit                                      52,779,340
--------------------------------------------------------------------------------
TOTAL COMCAST CABLE SUBSIDIARY INDEBTEDNESS                  $    8,615,360,618
--------------------------------------------------------------------------------
Intercompany Debt due to AT&T Corp.                               3,959,000,000
--------------------------------------------------------------------------------
PUBLIC DEBT 750MM 8.75%                                             802,003,000
--------------------------------------------------------------------------------
$750MM GLOBAL BOND                                                  755,592,000
--------------------------------------------------------------------------------
9.8% SR PUBLIC DEBT                                                 689,734,000
--------------------------------------------------------------------------------
CHASE $600M 8.300%                                                  613,919,000
--------------------------------------------------------------------------------
7 7/8% SENIOR DEBENTURES                                            613,261,000
--------------------------------------------------------------------------------
$600M 7 7/8% DUE 2026                                               588,365,000
--------------------------------------------------------------------------------
BNY $525M 9.500%                                                    563,678,000
--------------------------------------------------------------------------------
8 1/4 SENIOR NOTES                                                  563,161,000
--------------------------------------------------------------------------------
Trust Preferred 3089 - FIN 1                                        527,023,000
--------------------------------------------------------------------------------
Trust Preferred 3091 - FIN 2                                        512,882,000
--------------------------------------------------------------------------------
Media One Trust 3                                                   503,610,000
--------------------------------------------------------------------------------
$400M 6 7/8% DUE 2006                                               411,774,000
--------------------------------------------------------------------------------
PUBLIC DEBT 350MM 8%                                                371,105,000
--------------------------------------------------------------------------------
Trust Preferred 3096 - Fin 3                                        355,295,000
--------------------------------------------------------------------------------
$300M 7.125% BOND                                                   319,494,000
--------------------------------------------------------------------------------
MORGAN STANLEY 300MM                                                319,265,000
--------------------------------------------------------------------------------
BANK ONE $300M 9.000%                                               318,514,000
--------------------------------------------------------------------------------
7 1/4% SENIOR NOTES                                                 311,442,000
--------------------------------------------------------------------------------
BNY $275M 8.875%                                                    285,614,000
--------------------------------------------------------------------------------

Capital Lease Obligations                                           247,011,000
--------------------------------------------------------------------------------
Media One Trust 2                                                   214,541,000
--------------------------------------------------------------------------------
Trust Preferred 3097 - FIN 4                                        203,685,000
--------------------------------------------------------------------------------
PUBLIC DEBT 9.25%                                                   202,083,000
--------------------------------------------------------------------------------
CFI $200M 8.15%                                                     187,474,000
--------------------------------------------------------------------------------
9 1/4 SR DEBENTURES                                                 170,308,000
--------------------------------------------------------------------------------
200M PRIVATE PLACEMENT                                              155,556,000
--------------------------------------------------------------------------------
Media One Capital Asset Leases                                      147,046,000
--------------------------------------------------------------------------------
250MM 8 3/4 SR DEBENTURES                                           128,627,000
--------------------------------------------------------------------------------
$100M MTN                                                           102,029,000
--------------------------------------------------------------------------------
BANK ONE $100M 8.625%                                               101,646,000
--------------------------------------------------------------------------------
MTN 100MM 6.58% 8.35%                                               100,000,000
--------------------------------------------------------------------------------
PUBLIC DEBT 10 1/8%                                                 88,210,000
--------------------------------------------------------------------------------
$75MM SERIES C-4                                                    74,984,000
--------------------------------------------------------------------------------
$75MM MTN SERIES C-7                                                74,983,000
--------------------------------------------------------------------------------
9.65% SR NOTE                                                       65,255,000
--------------------------------------------------------------------------------
9 7/8% SR DEBENTURES                                                57,860,000
--------------------------------------------------------------------------------
MED TERM SERIES C-3                                                 49,948,000
--------------------------------------------------------------------------------
CFI $39.95M 7.30%                                                   39,152,000
--------------------------------------------------------------------------------
Media One TOPRs                                                     30,357,000
--------------------------------------------------------------------------------
Media One TOPRs II                                                  27,867,000
--------------------------------------------------------------------------------
LEHMAN BROS MTN #55                                                 27,500,000
--------------------------------------------------------------------------------
CFI $25.145M 6.85%                                                  25,139,000
--------------------------------------------------------------------------------
TOPRS Step-up                                                       25,086,000
--------------------------------------------------------------------------------
MTN $25MM SERIES C-5                                                24,942,000
--------------------------------------------------------------------------------
CFI $22.914M 6.75%                                                  22,232,000
--------------------------------------------------------------------------------
$15MM MTN #58                                                       15,000,000
--------------------------------------------------------------------------------
1ST BOSTON MTN #56                                                  14,200,000
--------------------------------------------------------------------------------
CFI $15M 6.55%                                                      14,121,000
--------------------------------------------------------------------------------
JP Morgan Comcast 3-Year                                            243,990,000
--------------------------------------------------------------------------------
JP Morgan Comcast 4-Year                                            243,939,000
--------------------------------------------------------------------------------
JP Morgan Comcast 5-Year                                            244,548,000
--------------------------------------------------------------------------------
COMCAST SAILS-3 YEAR                                                319,973,000
--------------------------------------------------------------------------------
COMCAST SAILS-4 YEAR                                                277,251,000
--------------------------------------------------------------------------------
COMCAST SAILS-5 YEAR                                                285,908,000
--------------------------------------------------------------------------------
DEUTCHE BANK MICROSOFT-3 YEAR                                       458,157,000
--------------------------------------------------------------------------------
DEUTCHE BANK MICROSOFT-4 YEAR                                       458,157,000
--------------------------------------------------------------------------------
DEUTCHE BANK MICROSOFT-5 YEAR                                       452,994,000
--------------------------------------------------------------------------------
MICROSOFT SAILS-3 YEAR                                              201,011,000
--------------------------------------------------------------------------------
MICROSOFT SAILS-4 YEAR                                              197,745,000
--------------------------------------------------------------------------------
MICROSOFT SAILS-5 YEAR                                              195,790,000
--------------------------------------------------------------------------------
MEDIAONE FRN DEBT                                                 1,739,486,000
--------------------------------------------------------------------------------
MEDIAONE PIES II                                                    714,707,000
--------------------------------------------------------------------------------
CABLEVISION MONETIZATION                                          1,030,259,000
--------------------------------------------------------------------------------
RAINBOW MEDIA MONETIZATION                                          195,683,000
--------------------------------------------------------------------------------
Other Broadband Subsidiary Indebtedness (Less than
$10MM on an individual basis.)                                        4,048,000
--------------------------------------------------------------------------------
Broadband Letters of Credit                                         288,000,000

--------------------------------------------------------------------------------
TOTAL BROADBAND SUBSIDIARY INDEBTEDNESS                      $   23,573,219,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL AT&T COMCAST CORP RESTRICTED SUBSIDIARY INDEBTEDNESS   $   32,188,579,618
--------------------------------------------------------------------------------

                                    EXHIBIT A

                     FORM OF REQUEST FOR EXTENSION OF CREDIT
                     ---------------------------------------

                                                  Date: ____________, 200__

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Five-Year Revolving Credit Agreement dated as of August 24, 2000, among Comcast Cable Communications, Inc., a Delaware corporation ("Borrower"), AT&T Comcast Corporation, a Pennsylvania corporation ("Parent"), Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and Issuing Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined).

         The undersigned Responsible Officer hereby requests (select one):

         [__]  A Borrowing of Loans       [__]  A Conversion or Continuation
                                                of Loans

         1.  On  ___________________________  (a Business Day).

         2.  In the amount of $____________________________.

         3.  Comprised of _________________________________.
                                                [type of Loan requested]

         4.  For Eurodollar Rate Loans:  with an Interest Period of  ___ months.

         The foregoing request complies with the requirements of Sections 2.01 and 2.02 of the Agreement. If the requested Extension of Credit is a Borrowing of Loans, the undersigned hereby certifies that the following statements will be true on the date of the requested Extension of Credit:

                            (a) The representations and warranties  contained in
              Section 5 (other than Sections 5.04(b) and 5.05) of the Agreement are correct in all material respects, except to the extent any such representation and warranty specifically relates to any earlier date, in which case such representation and warranty was correct on and as of such earlier date; and

                            (b) no Default  or Event of  Default  exists or will
              result from the requested Extension of Credit.

                                        COMCAST CABLE COMMUNICATIONS, INC.


                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                    EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------

                                          Financial Statement Date: ______, 200_

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Five-Year Revolving Credit Agreement dated as of August 24, 2000, among Comcast Cable Communications, Inc., a Delaware corporation ("Borrower"), AT&T Comcast Corporation, a Pennsylvania corporation ("Parent"), Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and Issuing Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined).

         The undersigned Responsible Officer hereby certifies as of the date hereof that he is the ____________________ of Parent, and that, as such, he is authorized to execute and deliver this Certificate to Administrative Agent on the behalf of Parent, and that:

         [Use following for fiscal year-end financial statements]

         1. Attached hereto as Annex 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Parent ended as of the above date, together with the report and opinion of independent certified public accountants required by such section.

         [Use following for fiscal year-end financial statements, if applicable]

         1. Attached hereto as Annex 1 are the year-end audited financial statements required by Section 6.01(c) of the Agreement for the fiscal year of Borrower and Broadband ended as of the above date, together with the reports and opinions of independent certified public accountants required by such section.

         [Use following for fiscal quarter-end financial statements]

         1. Attached hereto as Annex 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Parent ended as of the above date. Such financial statements fairly present the financial condition, results of operations and changes in financial position of Parent and its Subsidiaries, Borrower and its Subsidiaries and the Restricted Group, as the case may be, in accordance with GAAP as at such date and for such periods, subject only to pro forma adjustments and normal year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his supervision, a detailed review of the transactions and conditions (financial or otherwise) of Parent and its Restricted Subsidiaries during the accounting period covered by the attached financial statements.

         3. A review of the activities of Parent and its Restricted Subsidiaries during such fiscal period has been made under my supervision with a view to determining whether during such fiscal period

Parent and its Restricted Subsidiaries performed and observed their obligations under the Loan Documents, and

         [select one:]

         [to the best knowledge of the undersigned during such fiscal period, Parent and each Restricted Subsidiary performed and observed each covenant and condition of the Loan Documents applicable to it.]

         --or--

         [the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

         4. The financial covenant analyses and information set forth on Annex 2 attached hereto are true and accurate. Such analyses and information set forth the necessary adjustments to exclude the Indebtedness, EBITDA and Interest Expense attributed to Unrestricted Subsidiaries and give pro forma effect (in accordance with Section 1.07 of the Agreement) to Material Acquisitions and Material Dispositions made during the period covered thereby.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___________, 200_.

                                             AT&T COMCAST CORPORATION


                                             By:    ____________________________
                                             Name:  ____________________________
                                             Title: ____________________________

                                     ANNEX 1

                              FINANCIAL STATEMENTS
                              --------------------

                                     ANNEX 2

                         SET FORTH DETAILED CALCULATIONS
                         -------------------------------

                                    EXHIBIT C

                          FORM OF SYNDICATED LOAN NOTE
                          ----------------------------

                                                      ____________________, 200_

         FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby promises to pay to the order of ____________________ ("Lender"), on the Maturity Date (as defined in the Agreement referred to below) the unpaid principal amount of Loans (as defined in the Agreement referred to below) made by Lender to Borrower under that certain Five-Year Revolving Credit Agreement dated as of August 24, 2000, among Borrower, AT&T Comcast Corporation, Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and Issuing Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined).

         Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as are specified in the Agreement. All payments of principal and interest shall be made to Administrative Agent at Administrative Agent's Office for the account of Lender in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) at the per annum rate set forth in the Agreement.

         This Note is one of the "Notes" referred to in the Agreement. Reference is hereby made to the Agreement for rights and obligations of payment and prepayment, events of default and the right of Administrative Agent, on behalf of Lender, to accelerate the maturity hereof upon the occurrence of such events. Loans made by Lender shall be evidenced by one or more loan accounts or records maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

         Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         Borrower agrees to pay all collection expenses, court costs and Attorney Costs (whether or not litigation is commenced) which may be incurred by Administrative Agent or Lender in connection with the collection or enforcement of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                         COMCAST CABLE COMMUNICATIONS, INC.


                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                     LOANS AND PAYMENTS WITH RESPECT THERETO

                                                                Amount of       Outstanding
                                                    End of    Principal or      Principal
                        Type of       Amount of    Interest   Interest Paid    Balance This       Notation
      Date             Loan Made      Loan Made     Period      This Date          Date            Made By
-------------------------------------------------------------------------------------------------------------

------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------
------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------
------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------
------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------
------------            ---------     ---------    ---------  ---------        ---------         ---------
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------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------
------------            ---------     ---------    ---------  ---------        ---------         ---------
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------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------
------------            ---------     ---------    ---------  ---------        ---------         ---------
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------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------
------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------
------------            ---------     ---------    ---------  ---------        ---------         ---------
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------------            ---------     ---------    ---------  ---------        ---------         ---------
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------------            ---------     ---------    ---------  ---------        ---------         ---------
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------------            ---------     ---------    ---------  ---------        ---------         ---------
-------------------------------------------------------------------------------------------------------------

                                                      2

                                    EXHIBIT D

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                                                __________, 200_

         Reference is made to that certain Five-Year Revolving Credit Agreement dated as of August 24, 2000, among Comcast Cable Communications, Inc., a Delaware corporation ("Borrower"), AT&T Comcast Corporation, a Pennsylvania corporation ("Parent"), Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and Issuing Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined). The assignor identified on the signature page hereto
("Assignor") and the assignee identified on the signature page hereto ("Assignee") agree as follows:

         1. (a) Subject to Paragraph 11, effective as of the date written on Annex 1 hereto (the "Effective Date"), Assignor irrevocably sells and assigns to Assignee without recourse to Assignor, and Assignee hereby irrevocably purchases and assumes from Assignor without recourse to Assignor, the interest described on Annex 1 hereto (the "Assigned Interest") in and to Assignor's rights and obligations under the Agreement.

         (b) From and after the Effective Date, (i) Assignee shall be a party under the Agreement and will have all the rights and obligations of a Lender for all purposes under the Loan Documents to the extent of the Assigned Interest and be bound by the provisions thereof, and (ii) Assignor shall relinquish its rights and be released from its obligations under the Agreement to the extent of the Assigned Interest. Assignor and/or Assignee, as agreed by Assignor and Assignee, shall deliver to Administrative Agent any applicable assignment fee required under Section 10.04(c) of the Agreement.

         2.  On  the  Effective  Date,  Assignee  shall  pay  to  Assignor,   in
immediately available funds, an amount equal to the purchase price of the Assigned Interest as agreed upon by Assignor and Assignee.

         3. Assignor and Assignee agree that all payments of principal, interest, fees and other amounts in respect of the Assigned Interest accruing from and after the Effective Date shall be for the account of Assignee, and all payments of such amounts in respect of the Assigned Interest accruing prior to the Effective Date shall remain for the account of Assignor. Assignor and Assignee hereby agree that if either receives any payment of such amounts which is for the account of the other, it shall hold the same in trust for such party and shall promptly pay the same to such party.

         4. Assignor represents and warrants to Assignee that:

                  (a) Assignor is the legal and beneficial owner of the Assigned Interest, and the Assigned Interest is free and clear of any adverse claim;

                  (b) The Assigned Interest listed on Annex 1 accurately and completely sets forth the amount of all Outstanding Obligations relating to the Assigned Interest as of the Effective Date;

                  (c) It has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental
         Authority, is required in connection in connection herewith or therewith; and

                  (d) This Assignment and Acceptance constitutes the legal, valid and binding obligation of Assignor.

         Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance by any Loan Party of its obligations under the Loan Documents, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

         5. Assignee represents and warrants to Assignor and Administrative Agent that:

                  (a) It is eligible to purchase the Assigned Interest pursuant to Section 10.04 of the Agreement;

                  (b) It has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental
         Authority,   is  required  in  connection  in  connection  herewith  or therewith;

                  (c) This Assignment and Acceptance constitutes the legal, valid and binding obligation of Assignee;

                  (d)  Under  applicable  Laws  no tax  will be  required  to be withheld by Administrative Agent or Borrower with respect to any payments to be made to Assignee hereunder or under any Loan Document, and prior to or concurrently with Administrative Agent's receipt of this Assignment and Acceptance, Assignee has delivered to Administrative Agent any tax forms required by Section 10.20 of the Agreement; and

                  (e) Assignee has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance. Assignee has independently and without reliance upon Assignor or Administrative Agent and based on such information as Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Assignee will, independently and without reliance upon Administrative Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement.

         6. Assignee appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

         7. If either Assignee or Assignor desires a Note to evidence its Loans, it shall request Administrative Agent to procure a Note from Borrower.

         8. Assignor and Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance.

         9. This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided however, that Assignee shall not assign its rights or obligations hereunder without the prior written consent of Assignor and any purported assignment, absent such consent, shall be void.

         10. This Assignment and Acceptance may be executed by facsimile signatures with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the state specified in the Agreement.

         11. The effectiveness of the assignment described herein is subject to:

                  (a) If such consent is required by the Agreement, Assignor and Assignee obtaining the consent of Administrative Agent, Issuing Lender, Swing Line Lender and Borrower to the assignment described herein. By delivering a copy of this Assignment and Acceptance to Administrative Agent, Assignor and Assignee hereby request any such required consent and request that Administrative Agent register Assignee as a Lender under the Agreement effective as of the Effective Date.

                  (b) Receipt by Administrative Agent of (or other arrangements acceptable to Administrative Agent with respect to) any applicable assignment fee referred to in Section 10.04(c) of the Agreement and any tax forms required by Section 10.20 of the Agreement.

         By signing below, Administrative Agent agrees to register Assignee as a Lender under the Agreement, effective as of the Effective Date with respect to the Assigned Interest and will adjust the registered Pro Rata Share of Assignor under the Agreement to reflect the assignment of the Assigned Interest.

         12. Attached hereto as Annex 2 is all contact, address, account and other administrative information relating to Assignee.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                         Assignor:




                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                         Assignee:

[__]  Tax forms required by              _______________________________________
      Section 10.20 of the Agreement
      included
                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

(Signatures continue)


In   accordance   with  and  subject  to
Section 10.04 of the Credit Agreement, the undersigned consent to the foregoing assignment as of the Effective Date:

COMCAST CABLE COMMUNICATIONS, INC.


By:    ________________________________
Name:  ________________________________
Title: ________________________________


BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and an Issuing Lender


By:    ________________________________
Name:  ________________________________
Title: ________________________________


[OTHER ISSUING LENDER,
as an Issuing Lender


By:    ________________________________
Name:  ________________________________
Title: ________________________________]

                      ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

                              THE ASSIGNED INTEREST
                              ---------------------


Effective Date: ______________________


        Assigned Commitment            Amount of Outstanding Obligations assigned       Assigned Pro Rata Share
--------------------------------------------------------------------------------------------------------------------
        $___________________                   $______________________                        __________%




                                       5

                      ANNEX 2 TO ASSIGNMENT AND ACCEPTANCE

                             ADMINISTRATIVE DETAILS
                             ----------------------

        (Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                                    EXHIBIT E

                                   [RESERVED]

                                    EXHIBIT F

                             FORM OF SWING LINE NOTE
                             -----------------------

                                                                 August 24, 2000
$100,000,000.00

         FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby promises to pay to the order of Bank of America, N.A. ("Swing Line Lender"), on the date when due in accordance with the Agreement referred to below, ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000.00), or such lesser unpaid principal amount of Swing Line Loans (as defined in the Agreement referred to below) from time to time made by Swing Line Lender to Borrower under that certain Five-Year Credit Agreement dated as of August 24, 2000, among Borrower, Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and Issuing Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined).

         Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as are specified in the Agreement. All payments of principal and interest shall be made to Swing Line Lender in immediately available funds at its Lending Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) at the per annum rate set forth in the Agreement.

         This Note is the "Swing Line Note" referred to in the Agreement. Reference is hereby made to the Agreement for rights and obligations of payment and prepayment, events of default and the right of Administrative Agent, on behalf of Swing Line Lender, to accelerate the maturity hereof upon the occurrence of such events. Swing Line Loans made by Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by Swing Line Lender in the ordinary course of business. Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Swing Line Loans and payments with respect thereto.

         Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         Borrower agrees to pay all collection expenses, court costs and Attorney Costs (whether or not litigation is commenced) which may be incurred by Administrative Agent or Lender in connection with the collection or enforcement of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          COMCAST CABLE COMMUNICATIONS, INC.


                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________

               SWING LINE LOANS AND PAYMENTS WITH RESPECT THERETO

                       Amount of    Amount of Principal or        Outstanding Principal
   Date                Loan Made    Interest Paid This Date          Balance This Date          Notation Made By
----------------------------------------------------------------------------------------------------------------
------------            ---------     ---------                   ---------                     ---------
----------------------------------------------------------------------------------------------------------------
------------            ---------     ---------                   ---------                     ---------
----------------------------------------------------------------------------------------------------------------
------------            ---------     ---------                   ---------                     ---------
----------------------------------------------------------------------------------------------------------------
------------            ---------     ---------                   ---------                     ---------
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------------            ---------     ---------                   ---------                     ---------
----------------------------------------------------------------------------------------------------------------

                                                        2

                                    EXHIBIT G

                           FORM OF GUARANTEE AGREEMENT
                           ---------------------------

         GUARANTEE AGREEMENT, dated as of __________________ __, 200__, made by each of the signatories hereto, in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Five-Year Revolving Credit Agreement dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COMCAST CABLE COMMUNICATIONS, INC. ("Borrower"), AT&T COMCAST CORPORATION, the Lenders and the Administrative Agent.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Borrower is a member of an affiliated group of companies that includes each Guarantor;

         WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;

         WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make further extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make further extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                            SECTION 1 - DEFINED TERMS

         1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:

              "Agreement": this Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

              "Guarantors": the collective reference to each of the signatories hereto and the other entities that may become a party hereto as provided herein.

              "Lender Swap Agreements": all Swap Agreements entered into by the Borrower with any Lender (or any affiliate of any Lender) in respect of interest rates, currency exchange rates or commodity prices.

              "Obligations": the collective reference to the unpaid principal of and interest on the Loans made to the Borrower and its reimbursement obligations under Section 2.03(c) of the Credit Agreement and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans made to it and its reimbursement obligations under Section 2.03(c) of the Credit Agreement and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Lender Swap Agreement of the Borrower, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Lender Swap Agreement of the Borrower or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

              "Swap Agreement": any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

         1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                             SECTION 2. - Guarantee

         2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

         (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

         (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from the Obligations.

         (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

         2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. For purposes of this Section 2.2, "proportionate share" means, as to any Guarantor a fraction the numerator of which shall be the net worth of such Guarantor and the denominator of which shall be the aggregate net worth of all Guarantors. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

         2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

         2.4 Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Administrative Agent's Office.

                           SECTION 3. - MISCELLANEOUS

         3.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.

         3.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

         3.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 3.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         3.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

         (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.03 of the Credit Agreement.

         (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, no liability, right, remedy or claim shall arise, be asserted or be enforceable (i) at any time as against any AT&T Party or (ii) prior to the Effective Date, as against any AT&T Broadband Party, in each case by or on behalf of Administrative Agent, any Lender, Borrower or any Guarantor, in respect of the Obligations, this Agreement or any other Loan Document, all such liabilities, rights, remedies and claims, if any, being expressly waived. As used herein, (x) "AT&T Party" shall mean AT&T Corp., a New York corporation, or any of its Subsidiaries or any of the respective officers, directors, employees, representatives or agents of any of the foregoing, other than any AT&T Broadband Party and (y) "AT&T Broadband Party" shall mean Broadband and its Subsidiaries.

         (c) The agreements in this Section 3.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

         3.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement (except pursuant to a merger, consolidation or similar transaction permitted by the Credit Agreement) without the prior written consent of the Administrative Agent.

         3.6 Set-Off. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the
Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this 3.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

         3.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         3.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         3.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         3.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         3.12  Submission  To  Jurisdiction;   Waivers.  Each  Guarantor  hereby
irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 3.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         3.13 Acknowledgements. Each Guarantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

         3.14 Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 7.02(c) of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         3.15 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

                                          AT&T COMCAST CORPORATION


                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________



                                          AT&T BROADBAND CORP.


                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________



                                          MediaOne Group, Inc.


                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________



                                          AT&T Broadband, LLC


                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________

                     Signature Page to Guarantee Agreement

                                   Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS

                                   Annex 1 to
                               Guarantee Agreement

         ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the "Additional Guarantor"), in favor of Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

         WHEREAS, COMCAST CABLE COMMUNICATIONS, INC. (the "Borrower"), AT&T COMCAST CORPORATION, the Lenders and the Administrative Agent have entered into a Five-Year Revolving Credit Agreement dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, certain of the Borrower's Affiliates (other than the Additional Guarantor) have entered into the Guarantee Agreement, dated as of __________ __, 200_ (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee Agreement; and

         WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Guarantee Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 3.13 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedule to the Guarantee Agreement.

         2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN  WITNESS  WHEREOF,   the  undersigned  has  caused  this  Assumption
Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GUARANTOR]


                                        By:    ________________________________
                                        Name:  ________________________________
                                        Title: ________________________________

                                  Annex 1-A to
                              Assumption Agreement

                            Supplement to Schedule 1
                            ------------------------